Exhibit 4.1

                          IMPAC CMB TRUST SERIES 2004-6

                                     Issuer

                                       and

                             WELLS FARGO BANK, N.A.

                                Indenture Trustee

                  --------------------------------------------

                                    INDENTURE

                            Dated as of June 29, 2004

                  --------------------------------------------

                        COLLATERALIZED ASSET-BACKED BONDS

                                 ---------------

                                TABLE OF CONTENTS

Section                                                                                               Page
-------                                                                                               ----
ARTICLE I

Definitions
      Section 1.01   Definitions........................................................................3
      Section 1.02   Incorporation by Reference of Trust Indenture Act..................................3
      Section 1.03   Rules of Construction..............................................................3

Bonds
      Section 2.01   Form...............................................................................5
      Section 2.02   Execution, Authentication and Delivery.............................................5
      Section 2.03   Acceptance of Mortgage Loans by Indenture Trustee..................................6
      Section 2.04   Acceptance of Derivative Contracts and Special Certificate Cap Contract by
      Indenture Trustee.................................................................................7
      Section 2.05   Conveyance of the Group 1 Subsequent Mortgage Loans................................7
      Section 2.06   Conveyance of the Group 2 Subsequent Mortgage Loans...............................10

Covenants
      Section 3.01   Collection of Payments with respect to the Mortgage Loans.........................14
      Section 3.02   Maintenance of Office or Agency...................................................14
      Section 3.03   Money for Payments To Be Held in Trust; Paying Agent..............................14
      Section 3.04   Existence.........................................................................15
      Section 3.05   Payment of Principal and Interest.................................................16
      Section 3.06   Protection of Trust Estate........................................................21
      Section 3.07   Opinions as to Trust Estate.......................................................22
      Section 3.08   Performance of Obligations........................................................22
      Section 3.09   Negative Covenants................................................................23
      Section 3.10   Annual Statement as to Compliance.................................................24
      Section 3.11   Representations and Warranties Concerning the Mortgage Loans......................24
      Section 3.12   Amendments to Servicing Agreement.................................................24
      Section 3.13   Master Servicer as Agent and Bailee of the Indenture Trustee......................24
      Section 3.14   Investment Company Act............................................................24
      Section 3.15   Issuer May Consolidate, etc.......................................................25
      Section 3.16   Successor or Transferee...........................................................26
      Section 3.17   No Other Business.................................................................27
      Section 3.18   No Borrowing......................................................................27
      Section 3.19   Guarantees, Loans, Advances and Other Liabilities.................................27
      Section 3.20   Capital Expenditures..............................................................27
      Section 3.21   Determination of Bond Interest Rate...............................................27
      Section 3.22   Restricted Payments...............................................................27
      Section 3.23   Notice of Events of Default.......................................................28
      Section 3.24   Further Instruments and Acts......................................................28
      Section 3.25   Statements to Bondholders.........................................................28

      Section 3.26   Certain Representations Regarding the Trust Estate................................28
      Section 3.27   [Reserved]........................................................................29
      Section 3.28   [Reserved]........................................................................29
      Section 3.29   Replacement Derivative Contracts..................................................29
      Section 3.30   [Reserved]........................................................................30
      Section 3.31   Allocation of Realized Losses.....................................................30
      Section 3.32   The Group 1 Pre-Funding Account...................................................30
      Section 3.33   The Group 2 Pre-Funding Account...................................................31

The Bonds; Satisfaction and Discharge of Indenture
      Section 4.01   The Bonds.........................................................................34
      Section 4.02   Registration of and Limitations on Transfer and Exchange of Bonds;
      Appointment of Bond Registrar and Certificate Registrar..........................................34
      Section 4.03   Mutilated, Destroyed, Lost or Stolen Bonds........................................35
      Section 4.04   Persons Deemed Owners.............................................................36
      Section 4.05   Cancellation......................................................................36
      Section 4.06   Book-Entry Bonds..................................................................36
      Section 4.07   Notices to Depository.............................................................37
      Section 4.08   Definitive Bonds..................................................................37
      Section 4.09   Tax Treatment.....................................................................38
      Section 4.10   Satisfaction and Discharge of Indenture...........................................38
      Section 4.11   Application of Trust Money........................................................39
      Section 4.12   [Reserved]........................................................................39
      Section 4.13   Repayment of Monies Held by Paying Agent..........................................39
      Section 4.14   Temporary Bonds...................................................................39
      Section 4.15   Representation Regarding ERISA....................................................40

ARTICLE V

Default and Remedies
      Section 5.01   Events of Default.................................................................41
      Section 5.02   Acceleration of Maturity; Rescission and Annulment................................41
      Section 5.03   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.........42
      Section 5.04   Remedies; Priorities..............................................................44
      Section 5.05   Optional Preservation of the Trust Estate.........................................46
      Section 5.06   Limitation of Suits...............................................................46
      Section 5.07   Unconditional Rights of Bondholders To Receive Principal and Interest.............47
      Section 5.08   Restoration of Rights and Remedies................................................47
      Section 5.09   Rights and Remedies Cumulative....................................................47
      Section 5.10   Delay or Omission Not a Waiver....................................................47
      Section 5.11   Control By Bondholders............................................................48
      Section 5.12   Waiver of Past Defaults...........................................................48
      Section 5.13   Undertaking for Costs.............................................................48
      Section 5.14   Waiver of Stay or Extension Laws..................................................49
      Section 5.15   Sale of Trust Estate..............................................................49

      Section 5.16   Action on Bonds...................................................................50
      Section 5.17   Performance and Enforcement of Certain Obligations................................51

ARTICLE VI

The Indenture Trustee
      Section 6.01   Duties of Indenture Trustee.......................................................52
      Section 6.02   Rights of Indenture Trustee.......................................................53
      Section 6.03   Individual Rights of Indenture Trustee............................................54
      Section 6.04   Indenture Trustee's Disclaimer....................................................54
      Section 6.05   Notice of Event of Default........................................................54
      Section 6.06   Reports by Indenture Trustee to Holders and Tax Administration....................54
      Section 6.07   Compensation and Indemnity........................................................54
      Section 6.08   Replacement of Indenture Trustee..................................................55
      Section 6.09   Successor Indenture Trustee by Merger.............................................56
      Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.................56
      Section 6.11   Eligibility; Disqualification.....................................................57
      Section 6.12   Preferential Collection of Claims Against Issuer..................................57
      Section 6.13   Representations and Warranties....................................................57
      Section 6.14   Directions to Indenture Trustee...................................................58
      Section 6.15   The Agents........................................................................58

ARTICLE VII

Bondholders' Lists and Reports
      Section 7.01   Issuer To Furnish Indenture Trustee Names and Addresses of Bondholders............59
      Section 7.02   Preservation of Information; Communications to Bondholders........................59
      Section 7.03   Reports of Issuer.................................................................59
      Section 7.04   Reports by Indenture Trustee......................................................60
      Section 7.05   Statements to Bondholders.........................................................60

ARTICLE VIII

Accounts, Disbursements and Releases
      Section 8.01   Collection of Money...............................................................63
      Section 8.02   Trust Accounts....................................................................63
      Section 8.03   Officer's Certificate.............................................................63
      Section 8.04   Termination Upon Distribution to Bondholders......................................64
      Section 8.05   Release of Trust Estate...........................................................64
      Section 8.06   Surrender of Bonds Upon Final Payment.............................................64
      Section 8.07   Optional Redemption of the Bonds..................................................64

ARTICLE IX

Supplemental Indentures
      Section 9.01   Supplemental Indentures Without Consent of Bondholders............................66

      Section 9.02   Supplemental Indentures With Consent of Bondholders...............................67
      Section 9.03   Execution of Supplemental Indentures..............................................69
      Section 9.04   Effect of Supplemental Indenture..................................................69
      Section 9.05   Conformity with Trust Indenture Act...............................................69
      Section 9.06   Reference in Bonds to Supplemental Indentures.....................................69

ARTICLE X

Miscellaneous
      Section 10.01  Compliance Certificates and Opinions, etc.........................................70
      Section 10.02  Form of Documents Delivered to Indenture Trustee..................................71
      Section 10.03  Acts of Bondholders...............................................................72
      Section 10.04  Notices etc., to Indenture Trustee Issuer and Rating Agencies.....................72
      Section 10.05  Notices to Bondholders; Waiver....................................................73
      Section 10.06  Conflict with Trust Indenture Act.................................................74
      Section 10.07  Effect of Headings................................................................74
      Section 10.09  Separability......................................................................74
      Section 10.10  [Reserved]........................................................................74
      Section 10.11  Legal Holidays....................................................................74
      Section 10.12  GOVERNING LAW.....................................................................74
      Section 10.13  Counterparts......................................................................74
      Section 10.14  Recording of Indenture............................................................74
      Section 10.15  Issuer Obligation.................................................................75
      Section 10.16  No Petition.......................................................................75
      Section 10.17  Inspection........................................................................75

ARTICLE XI

Certain Matters Regarding the Bond Insurer
      Section 11.01  Rights of the Bond Insurer to Exercise the Rights of the Class 1-A-2 Bonds........76
      Section 11.02  Claims Upon the Bond Insurance Policy; Insurance Account..........................76
      Section 11.03  Effect  of Payments by the Bond Insurer; Subrogation..............................77
      Section 11.04  Notices and Information to the Bond Insurer.......................................77
      Section 11.05  Trustee to Hold Bond Insurance Policy.............................................78

                                    EXHIBITS

      Exhibit A-1  --   Form of Class [_-A-_] Bonds
      Exhibit A-2  --   Form of Class M-[_]-[_] Bonds
      Exhibit B    --   Mortgage Loan Schedule
      Exhibit C    --   Derivative Contracts
      Exhibit D    --   Special Certificate Cap Contract
      Exhibit E    --   Subsequent Transfer Instrument
      Appendix A   --   Definitions

            This Indenture, dated as of June 29, 2004, is entered into between Impac CMB Trust Series 2004-6, a Delaware statutory trust, as Issuer (the "Issuer"), and Wells Fargo Bank, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

            Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-6 (the "Bonds").

                                 GRANTING CLAUSE

            The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Bonds, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans, Eligible Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (d) all funds on deposit from time to time in each of the Group 1 Pre-Funding Account and Group 2 Pre-Funding Account and in all proceeds thereof; (e) all rights under (i) the Mortgage Loan Purchase Agreement as assigned to the Issuer, with respect to the Initial Mortgage Loans, and each Group 1 Subsequent Mortgage Loan Purchase Agreement and Group 2 Subsequent Mortgage Loan Purchase Agreement as assigned to the Issuer, with respect to the Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans, respectively, (ii) the Servicing Agreement and any Subservicing Agreements, (iii) any title, hazard and primary insurance policies with respect to the Mortgaged Properties, (iv)the Custodial Agreement and (v) the rights with respect to the Derivative Contracts and the Special Certificate Cap Contract as assigned to the Issuer; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

            The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Bonds, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

            The Indenture Trustee, as trustee on behalf of the Holders of the Bonds, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein. The Indenture Trustee agrees that it will hold the Bond Insurance Policy in trust and that it will hold any proceeds of any claim made upon the Bond Insurance Policy solely for the use and benefit of the Holders of the Class 2-A Bonds in accordance with the terms hereof and the terms of the Bond Insurance Policy.

                                    ARTICLE I

                                   Definitions

      Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "indenture securities" means the Bonds.

            "indenture security holder" means a Bondholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Indenture Trustee.

            "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

      Section 1.03 Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Bonds

      Section 2.01 Form. The Class A and Class M Bonds, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1 and A-2 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

      The Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

      The terms of the Bonds set forth in Exhibits A-1 and A-2 to this Indenture are part of the terms of this Indenture.

      Section 2.02 Execution, Authentication and Delivery. The Bonds shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Bonds may be manual or facsimile.

      Bonds bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

      The Indenture Trustee shall upon Issuer Request authenticate and deliver the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A, Class M-1-1, Class M-2-1, Class M-3-1, Class M-4-1, Class M-5-1, Class M-6-1, Class M-1-2, Class M-2-2, Class M-3-2, Class M-4-2, Class M-5-2 and Class M-6-2 Bonds for original issue in an aggregate initial principal amount of $2,200,000,000.00. The Class 1-A-1 Bonds shall be issued in an aggregate initial principal amount of $205,000,000.00, the Class 1-A-2 Bonds shall be issued in an aggregate initial principal amount of $1,368,000,000.00, the Class 1-A-3 Bonds shall be issued in an aggregate initial principal amount of $152,000,000.00, the Class 2-A Bonds shall be issued in an aggregate initial principal amount of $172,500,000.00, the Class M-1-1 Bonds shall be issued in an aggregate initial principal amount of $40,000,000.03, the Class M-2-1 Bonds shall be issued in an aggregate initial principal amount of $65,000,000.05, the Class M-3-1 Bonds shall be issued in an aggregate initial principal amount of $45,000,000.03, the Class M-4-1 Bonds shall be issued in an aggregate initial principal amount of $45,000,000.03, the Class M-5-1 Bonds shall be issued in an aggregate initial principal amount of $50,000,000.03, the Class M-6-1 Bonds shall be issued in an aggregate initial principal amount of $30,000,000.02, Class M-1-2 Bonds shall be issued in an aggregate initial principal amount of $3,999,999.97, the Class M- 2-2 Bonds shall be issued in an aggregate initial principal amount of $6,499,999.95, the Class M-3-2 Bonds shall be issued in an aggregate initial principal amount of $4,499,999.97, the Class M-4-2 Bonds shall be issued in an aggregate initial principal amount of $4,499,999.97, the Class M-5-2 Bonds shall be issued in an aggregate initial principal amount of $4,999,999.97 and the Class M-6-2 Bonds shall be issued in an aggregate initial principal amount of $2,999,999.98.

      Each of the Bonds shall be dated the date of its authentication. The Bonds shall be issuable as registered Bonds and the Bonds shall be issuable in the minimum initial Bond Principal Balances of $25,000 and in integral multiples of $1 in excess thereof.

      No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

      Section 2.03 Acceptance of Mortgage Loans by Indenture Trustee. (a) The Custodian as agent for the Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Mortgage Loan Purchase Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as agent for the Indenture Trustee in trust for the use and benefit of all present and future Holders of the Bonds. No later than 45 days after the Closing Date, with respect to the Initial Mortgage Loans, or the applicable Subsequent Transfer Date, with respect to the related Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans (or, with respect to any Eligible Substitute Mortgage Loan, within 5 days after the receipt by the Custodian as agent for the Indenture Trustee thereof and, with respect to any documents received beyond 45 days after the Closing Date, promptly thereafter), the Custodian as agent for the Indenture Trustee agrees, for the benefit of the Bondholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller, the Indenture Trustee and the Master Servicer an Initial Certification in the form annexed to the Custodial Agreement as Exhibit One. In conducting such review, the Custodian as agent for the Indenture Trustee will ascertain whether all required documents described in Section 2.1(b) of (i) the Mortgage Loan Purchase Agreement, with respect to the Initial Mortgage Loans, and (ii) the applicable Group 1 Subsequent Mortgage Loan Purchase Agreements and Group 2 Subsequent Mortgage Loan Purchase Agreements, with respect to the related Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans, respectively, have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit B to this Indenture, as supplemented (provided, however, that with respect to those documents described in subclause (b)(vii) of such section, the Custodian's obligations shall extend only to documents actually delivered pursuant to such subclause). In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian as agent for the Indenture Trustee finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B to this Indenture or to appear to be defective on its face, the Custodian as agent for the Indenture Trustee shall promptly notify the Seller of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan. To the extent the Custodian as agent for the Indenture Trustee has not received a Mortgage File with respect to any of the Initial Mortgage Loans by the Closing Date, or any of the related Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans by the applicable Subsequent Transfer Date, neither the Indenture Trustee nor the Custodian as agent for the Indenture Trustee shall require the deposit of cash into the Payment Account or any other account to cover the amount of that Mortgage Loan and shall solely treat such Mortgage Loan as if it were in breach of a representation or warranty; provided that the aggregate Stated Principal Balance of such Mortgage Loans does not exceed 1% of the sum of the Cut-off Date Balance and the Group 1 Original Pre-Funded Amount and Group 2 Original Pre-Funded Amount.

      (b) No later than 180 days after the Closing Date (with respect to the Initial Mortgage Loans) or the applicable Subsequent Transfer Date (with respect to the related Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans), the Custodian as agent for the Indenture Trustee will review, for the benefit of the Bondholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Indenture Trustee, a Final Certification in the form annexed to the Custodial Agreement as Exhibit Two. In conducting such review, the Custodian as agent for the Indenture Trustee will ascertain whether an original of each document described in subclauses
(b)(ii)-(iv) of Section 2.1 of (i) the Mortgage Loan Purchase Agreement, with respect to the Initial Mortgage Loans, and (ii) any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreement, with respect to the related Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans, required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian as agent for the Indenture Trustee finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Indenture or to appear defective on its face, the Custodian as agent for the Indenture Trustee shall promptly notify the Seller and the Indenture Trustee.

      (c) Upon deposit of the Repurchase Price in the Payment Account, the Custodian as agent for the Custodian as agent for the Indenture Trustee shall release to the Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit of the Repurchase Price in the Payment Account was received by the Indenture Trustee. The Custodian as agent for the Indenture Trustee shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer, the Rating Agencies and the Indenture Trustee of such amendment.

      Section 2.04 Acceptance of Derivative Contracts and Special Certificate Cap Contract by Indenture Trustee. The Indenture Trustee acknowledges receipt of the Derivative Contracts and the Special Certificate Cap Contract and declares that it holds and will continue to hold these documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Bonds. The Indenture Trustee shall enforce the Derivative Contracts and the Special Certificate Cap Contract in accordance with their terms.

      Section 2.05 Conveyance of the Group 1 Subsequent Mortgage Loans. (a) Subject to the conditions set forth in paragraph (b) below and in consideration of the Indenture Trustee's delivery on the applicable Subsequent Transfer Dates, to or upon the written order of the Depositor, of all or a portion of the balance of funds in the Group 1 Pre-Funding Account, the Depositor shall on any Group 1 Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trust Estate, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to (i) the related Group 1 Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Group 1 Subsequent Transfer Instrument delivered by the Depositor on such Group 1 Subsequent Transfer Date, (ii) all interest accruing thereon on and after the Subsequent Cut-off Date (with respect to the Group 1 Subsequent Mortgage Loans) and all collections in respect of interest and principal due after the Subsequent Cut-off Date and (iii) all items with respect to such Group 1 Subsequent Mortgage Loans to be delivered pursuant to Section 2.03 and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal received and interest accruing on the Group 1 Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Indenture Trustee for deposit in the Trust Estate by the Depositor of the Group 1 Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Master Servicer, the Indenture Trustee and the Bondholders to constitute and to be treated as a sale of the Group 1 Subsequent Mortgage Loans by the Depositor to the Trust Estate. The related Mortgage File for each Group 1 Subsequent Mortgage Loan shall be delivered to the Custodian as agent for the Custodian as agent for the Indenture Trustee at least three (3) Business Days prior to the related Subsequent Transfer Date.

      The purchase price paid by the Indenture Trustee from amounts released from the Group 1 Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Stated Principal Balance of the Group 1 Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule provided by the Depositor).

      (b) The Depositor shall transfer to the Indenture Trustee for deposit in the Trust Estate the applicable Group 1 Subsequent Mortgage Loans and the other property and rights related thereto as described in paragraph (a) above, and the Indenture Trustee shall release such applicable funds from the Group 1 Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Group 1 Subsequent Transfer Date:

            (i) the Depositor shall have provided the Indenture Trustee, the Bond Insurer and the Rating Agencies with a timely Addition Notice and shall have provided any information reasonably requested by the Indenture Trustee with respect to the Group 1 Subsequent Mortgage Loans;

            (ii) the Depositor shall have delivered to the Indenture Trustee a duly executed Group 1 Subsequent Transfer Instrument (which the Indenture Trustee is hereby authorized to execute), which shall include a Mortgage Loan Schedule listing the Group 1 Subsequent Mortgage Loans, and the Master Servicer, in its capacity as Originator, shall have delivered a computer file containing such Mortgage Loan Schedule to the Custodian and Indenture Trustee at least three (3) Business Days prior to the related Group 1 Subsequent Transfer Date;

            (iii) as of each Group 1 Subsequent Transfer Date, as evidenced by delivery of the related Group 1 Subsequent Transfer Instrument, substantially in the form of Exhibit G, the Depositor shall not be insolvent nor shall it have been rendered insolvent by such transfer nor shall it be aware of any pending insolvency;

            (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Estate or to the Bondholders;

            (v) the Funding Period shall not have terminated;

            (vi) the Depositor shall not have selected the applicable Group 1 Subsequent Mortgage Loans in a manner that it believed to be adverse to the interests of the Bondholders or the Bond Insurer;

            (vii) the Depositor shall have delivered to the Indenture Trustee the related Group 1 Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.05 and, pursuant to such Group 1 Subsequent Transfer Instrument, assigned to the Indenture Trustee without recourse for the benefit of the Bondholders all the right, title and interest of the Depositor, in, to and under the applicable Group 1 Subsequent Mortgage Loan Purchase Agreement, to the extent of the related Group 1 Subsequent Mortgage Loans; and

            (viii) the Depositor shall have delivered to the Indenture Trustee an Opinion of Counsel addressed to the Indenture Trustee and the Rating Agencies with respect to the transfer of the applicable Group 1 Subsequent Mortgage Loans substantially in the form of the Opinion of Counsel delivered to the Indenture Trustee on the Closing Date regarding the validity of the conveyance and the true sale of such Group 1 Subsequent Mortgage Loans.

      (c) The obligation of the Trust Estate to purchase a Group 1 Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the satisfaction of the conditions set forth in the immediately following paragraph and the accuracy of the following representations and warranties with respect to each such Group 1 Subsequent Mortgage Loan determined as of the applicable Subsequent Cut-off
Date: (i) such Mortgage Loan may not be 30 or more days delinquent as of the last day of the month preceding the Subsequent Cut-off Date; (ii) the original term to stated maturity of such Mortgage Loan will be 360 months; (iii) each Group 1 Subsequent Mortgage Loan must be an adjustable-rate mortgage loan with a first lien on the related mortgaged property; (iv) no Group 1 Subsequent Mortgage Loan will have a first payment date occurring after October 1, 2004;
(v) the latest maturity date of any Group 1 Subsequent Mortgage Loan will be no later than September 1, 2034; (vi) none of the Group 1 Subsequent Mortgage Loans will be a buydown loan; (vii) such Mortgage Loan will have a credit score of not less than 500; (viii) such Mortgage Loan will have a Mortgage Rate as of the applicable Subsequent Cut-off Date ranging from approximately 2.250% per annum to approximately 10.250% per annum; (ix) none of the Group 1 Subsequent Mortgage loans will be a New York State "high cost" loan; and (x) such Group 1 Subsequent Mortgage Loan shall have been underwritten in accordance with the criteria set forth under "The Mortgage Pool--Underwriting Standards" in the Prospectus Supplement.

      (d) In addition, following the purchase of any Group 1 Subsequent Mortgage Loan by the Trust, the applicable Group 1 Subsequent Mortgage Loans will as of the related Subsequent Cut-off Date: (i) have a weighted average Mortgage Rate ranging from 5.150% to 5.500% per annum; (ii) consist of Mortgage Loans with prepayment charges representing no less than approximately 65% of the Pool Balance; (iii) have a weighted average credit score ranging from 670 to 705;
(iv) have no more than 70% of such Mortgage Loans concentrated in the state of California;

(v) have no less than 75% of the mortgaged properties securing Group 1 Loans be owner occupied; (vi) have no less than 50% of the mortgaged properties securing Group 1 Loans be single family detached and de minimis planned unit developments; (vii) have no more than 30% of the Group 1 Loans be cash-out refinance; (viii) not have any of such group of Group 1 Subsequent Mortgage Loans with a loan-to-value ratio greater than 80% not be covered by a Primary Insurance Policy or the Radian Lender-Paid PMI Policy; (ix) have no more than 77% of the Group 1 Loans be Mortgage Loans with an interest only period; and (x) together with the Group 1 Loans already included in the trust, have no more than 1.50% of such Mortgage Loans (by aggregate Stated Principal Balance as of the Subsequent Cut-off Date) secured by mortgaged properties located in any one zip code.

      (e) Notwithstanding the foregoing, any Group 1 Subsequent Mortgage Loan may be rejected by any Rating Agency if the inclusion of any such Group 1 Subsequent Mortgage Loan would adversely affect the ratings of the Bonds. In addition, minor variances from the characteristics stated above will be permitted with the consent of the Rating Agencies so long as there are compensating factors, and the consent of the Rating Agencies to any group of Group 1 Subsequent Mortgage Loans shall mean that the representations and warranties set forth in clauses (c) and (d) above are accurate; provided, however, that the information furnished to the Rating Agencies in respect of such Group 1 Subsequent Mortgage Loans is true and correct in all material respects. At least one (1) Business Day prior to the applicable Group 1 Subsequent Transfer Date, each Rating Agency shall notify the Indenture Trustee as to which Group 1 Subsequent Mortgage Loans, if any, shall not be included in the transfer on such Group 1 Subsequent Transfer Date; provided, however, that the Master Servicer, in its capacity as Originator, shall have delivered to each Rating Agency at least three (3) Business Days prior to such Group 1 Subsequent Transfer Date a computer file acceptable to each Rating Agency describing the characteristics specified in paragraphs (c) and (d) above.

      Section 2.06 Conveyance of the Group 2 Subsequent Mortgage Loans. (a) Subject to the conditions set forth in paragraph (b) below and in consideration of the Indenture Trustee's delivery on the applicable Subsequent Transfer Dates, to or upon the written order of the Depositor, of all or a portion of the balance of funds in the Group 2 Pre-Funding Account, the Depositor shall on any Group 2 Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trust Estate, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to (i) the related Group 2 Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Group 2 Subsequent Transfer Instrument delivered by the Depositor on such Group 2 Subsequent Transfer Date, (ii) all interest accruing thereon on and after the Subsequent Cut-off Date (with respect to the Group 2 Subsequent Mortgage Loans) and all collections in respect of interest and principal due after the Subsequent Cut-off Date and (iii) all items with respect to such Group 2 Subsequent Mortgage Loans to be delivered pursuant to Section 2.03 and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal received and interest accruing on the Group 2 Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Indenture Trustee for deposit in the Trust Estate by the Depositor of the Group 2 Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Master Servicer, the Indenture Trustee and the Bondholders to constitute and to be treated as a sale of the Group 2 Subsequent Mortgage Loans by the Depositor to the Trust Estate. The related Mortgage File for each Group 2 Subsequent Mortgage Loan shall be delivered to the Indenture Trustee at least three (3) Business Days prior to the related Subsequent Transfer Date.

      The purchase price paid by the Indenture Trustee from amounts released from the Group 2 Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Stated Principal Balance of the Group 2 Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule provided by the Depositor).

      (b) The Depositor shall transfer to the Indenture Trustee for deposit in the Trust Estate the applicable Group 2 Subsequent Mortgage Loans and the other property and rights related thereto as described in paragraph (a) above, and the Indenture Trustee shall release such applicable funds from the Group 2 Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Group 2 Subsequent Transfer Date:

            (i) the Depositor shall have provided the Indenture Trustee, the Bond Insurer and the Rating Agencies with a timely Addition Notice and shall have provided any information reasonably requested by the Indenture Trustee with respect to the Group 2 Subsequent Mortgage Loans;

            (ii) the Depositor shall have delivered to the Indenture Trustee a duly executed Group 2 Subsequent Transfer Instrument (which the Indenture Trustee is hereby authorized to execute), which shall include a Mortgage Loan Schedule listing the Group 2 Subsequent Mortgage Loans, and the Master Servicer, in its capacity as Originator, shall have delivered a computer file containing such Mortgage Loan Schedule to the Indenture Trustee at least three (3) Business Days prior to the related Group 2 Subsequent Transfer Date;

            (iii) as of each Group 2 Subsequent Transfer Date, as evidenced by delivery of the related Group 2 Subsequent Transfer Instrument, substantially in the form of Exhibit G, the Depositor shall not be insolvent nor shall it have been rendered insolvent by such transfer nor shall it be aware of any pending insolvency;

            (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Estate or to the Bondholders;

            (v) the Funding Period shall not have terminated;

            (vi) the Depositor shall not have selected the applicable Group 2 Subsequent Mortgage Loans in a manner that it believed to be adverse to the interests of the Bondholders or the Bond Insurer;

            (vii) the Depositor shall have delivered to the Indenture Trustee the related Group 2 Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.05 and, pursuant to such Group 2 Subsequent Transfer Instrument, assigned to the Indenture Trustee without recourse for the benefit of the Bondholders all the right, title and interest of the Depositor, in, to and under the applicable Group 2 Subsequent Mortgage Loan Purchase Agreement, to the extent of the related Group 2 Subsequent Mortgage Loans; and

            (viii) the Depositor shall have delivered to the Indenture Trustee an Opinion of Counsel addressed to the Indenture Trustee and the Rating Agencies with respect to the transfer of the applicable Group 2 Subsequent Mortgage Loans substantially in the form of the Opinion of Counsel delivered to the Indenture Trustee on the Closing Date regarding the validity of the conveyance and the true sale of such Group 2 Subsequent Mortgage Loans.

      (c) The obligation of the Trust Estate to purchase a Group 2 Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the satisfaction of the conditions set forth in the immediately following paragraph and the accuracy of the following representations and warranties with respect to each such Group 2 Subsequent Mortgage Loan determined as of the applicable Subsequent Cut-off
Date: (i) such Subsequent Mortgage Loan may not be 30 or more days delinquent as of the last day of the month preceding the related Subsequent Cut off Date; (ii) the original term to stated maturity of such Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months; (iii) each Subsequent Mortgage Loan must be a fixed rate Mortgage Loan with a first lien on the related mortgaged property; (iv) no Subsequent Mortgage Loan will have a first payment date occurring after October 1, 2004; (v) the latest maturity date of any Subsequent Mortgage Loan will be no later than September 1, 2034; (vi) no Subsequent Mortgage Loan will be a buydown loan; (vii) such Subsequent Mortgage Loan will have a credit score of not less than 500; (viii) such Subsequent Mortgage Loan will have a Mortgage Rate ranging from approximately 4.375% per annum to approximately 11.875% per annum; (ix) none of the Group 2 Subsequent Mortgage Loans will be a New York State "high cost" loan; and (x) such Mortgage Loan shall have been underwritten in accordance with the criteria set forth under "The Mortgage Pool--Underwriting Standards" in the Prospectus Supplement.

      (d) In addition, following the purchase of any Group 2 Subsequent Mortgage Loan by the Trust, the applicable Group 2 Subsequent Mortgage Loans will as of the related Subsequent Cut-off Date: (i) have a weighted average Mortgage Rate ranging from 6.300% per annum to 7.000% per annum; (ii) consist of Mortgage Loans with prepayment charges representing no less than approximately 35% of the Pool Balance; (iii) have a weighted average credit score ranging from 698 to 700; (iv) have no more than 50% of such Mortgage Loans concentrated in the state of California; (v) have no less than 65% of the mortgaged properties be owner occupied; (vi) have no less than 68% of the mortgaged properties be single family detached and de minimis planned unit developments; (vii) have no more than 46% of the Mortgage Loans be cash-out refinance; (viii)have no more than 0.10% of the Mortgage Loans will be balloon loans; (ixi) all of the Subsequent Mortgage Loans with a loan to value ratio greater than 80% will be covered by a Primary Insurance Policy or the Radian Lender-Paid PMI Policy; and (x) together with the Group 2 Loans already included in the Trust, have no more than 2.50% of such Mortgage Loans (by aggregate Stated Principal Balance as of the applicable Subsequent Cut-off Date) be secured by mortgaged properties located in any one zip code.

      (e) Notwithstanding the foregoing, any Group 2 Subsequent Mortgage Loan may be rejected by any Rating Agency if the inclusion of any such Group 2 Subsequent Mortgage Loan would adversely affect the ratings of the Bonds without taking the Bond Insurance Policy into account. In addition, minor variances from the characteristics stated above will be permitted with the consent of the Rating Agencies so long as there are compensating factors, and the consent of the Rating Agencies to any group of Group 2 Subsequent Mortgage Loans shall mean that the representations and warranties set forth in clauses (c) and (d) above are accurate; provided, however, that the information furnished to the Rating Agencies in respect of such Group 2 Subsequent Mortgage Loans is true and correct in all material respects. At least one (1) Business Day prior to the applicable Group 2 Subsequent Transfer Date, each Rating Agency shall notify the Indenture Trustee as to which Group 2 Subsequent Mortgage Loans, if any, shall not be included in the transfer on such Group 2 Subsequent Transfer Date; provided, however, that the Master Servicer, in its capacity as Originator, shall have delivered to each Rating Agency at least three (3) Business Days prior to such Group 2 Subsequent Transfer Date a computer file acceptable to each Rating Agency describing the characteristics specified in paragraphs (c) and (d) above.

                                   ARTICLE III

                                    Covenants

      Section 3.01 Collection of Payments with respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain an Eligible Account (the "Payment Account") in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Bonds, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Payment Account.

      Section 3.02 Maintenance of Office or Agency. The Issuer will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office of the Indenture Trustee located at Sixth and Marquette, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services IMH Assets Corp., Series 2004-6, and notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

      Section 3.03 Money for Payments To Be Held in Trust; Paying Agent. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Bonds that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Bonds shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee as its Paying Agent.

      The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee and the Bond Insurer notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Bonds;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond (other than amounts paid under the Bond Insurance Policy) and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

      Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

      Section 3.05 Payment of Principal and Interest. (a) On each Payment Date from amounts on deposit in the Payment Account in accordance with Section 8.02 hereof, the Indenture Trustee shall pay to the Persons specified below, to the extent provided therein, the Available Funds for such Payment Date and any Class 2-A Insured Amount for such Payment Date; provided, however, that any amounts representing payments from the Bond Insurer shall only be used to pay interest and principal to the Class 2-A Bondholders pursuant to clauses (f)(i) and (g) below.

      (b) On each Payment Date, the Group 1 Available Funds shall be distributed in the following order of priority, in each case to the extent of the Group 1 Available Funds remaining for such Payment Date:

                  (i) concurrently, to the Holders of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (ii) to the Holders of the Class M-1-1 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (iii) to the Holders of the Class M-2-1 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (iv) to the Holders of the Class M-3-1 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (v) to the Holders of the Class M-4-1 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (vi) to the Holders of the Class M-5-1 Bonds, the related Accrued Bond Interest for such Class for such Payment Date; and

                  (vii) to the Holders of the Class M-6-1 Bonds, the related Accrued Bond Interest for such Class for such Payment Date.

      (c) On each Payment Date, the Holders of the Group 1 Bonds shall be entitled to receive payments in respect of principal equal the related Principal Distribution Amount for that Payment Date, allocated on a pro rata basis, based on the Bond Principal Balances thereof, in reduction of the Bond Principal Balances thereof, until the Bond Principal Balances thereof have been reduced to zero.

      (d) On each Payment Date, any Net Monthly Excess Cashflow in respect of the Group 1 Loans shall be paid as follows:

                  (i) to the Holders of the Group 1 Bonds, pro rata, an amount equal to any related Undercollateralized Amount, payable to such Holders of the Group 1 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(c) above;

                  (ii) to the Holders of the Group 2 Bonds, pro rata, an amount equal to any related Undercollateralized Amount, payable to such Holders of the Group 2 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(g) below;

                  (iii) if Loan Group 1 is an Undercollateralized Loan Group, to the Holders of the Group 1 Bonds, pro rata, an amount in respect of principal equal to any remaining outstanding Subordinated Transfer Realized Loss Amount, payable to such Holders of the Group 1 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(c) above, until either (a) such amount has been reduced to zero or
      (b) the Overcollateralized Amount for Loan Group 2 is equal to the Overcollateralization Target Amount for Loan Group 2;

                  (iv) to the Holders of the Group 1 Bonds, pro rata, an amount equal to any Realized Losses on the Group 1 Loans during the related Due Period, payable to such Holders of the Group 1 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(c) above, but not greater than the amount required to increase the Overcollateralized Amount for Loan Group 1 to the Overcollateralization Target Amount for Loan Group 1;

                  (v) to the Holders of the Group 2 Bonds, pro rata, an amount equal to any Realized Losses on the Group 2 Loans during the related Due Period, to the extent unreimbursed by Net Monthly Excess Cashflow for the Group 2 Loans on that Payment Date, payable to such Holders of the Group 2 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(g) below, but not greater than the amount required to increase the Overcollateralized Amount for Loan Group 2 to the Overcollateralization Target Amount for Loan Group 2;

                  (vi) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Class 2-A Bonds, including interest thereon, to the extent not previously paid or reimbursed

                  (vii) to the Holders of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds and the Underlying Class M-1-1, Class M-2-1, Class M-3-1, Class M-4-1, Class M-5-1 and Class M-6-1 Bonds, pro rata, an amount equal to any related Overcollateralization Increase Amount, payable to such Holders as part of the related Principal Distribution Amount as described under Section 3.05(c) above;

                  (viii) to the Holders of the Group 2 Bonds, pro rata, an amount equal to any related Overcollateralization Increase Amount resulting from any previously unreimbursed Realized Losses on the Group 2 Loans, to the extent that such Realized Losses have not been reimbursed by related and non-related Net Monthly Excess Cashflow on prior Payment Dates, payable to such Holders of the Group 2 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(g) below;

                  (ix) first, concurrently to the Holders of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds, and second, to the Holders of the Underlying Class M-1-1, Class M-1-2, Class M-2-1, Class M-2-2, Class M-3-1, Class M-3-2, Class M-4-1, Class M-4-2, Class M-5- 1, Class M-5-2, Class M-6-1 and Class M-6-2 Bonds, in that order, in an amount equal to the Allocated Realized Loss Amount for such Classes of the Underlying Class M Bonds, in each case to the extent not covered by non-related Net Monthly Excess Cashflow for a non-related Underlying Class M Bond; provided, however, that any Allocated Realized Loss Amount allocable to the Class 1-A-3 Bonds will be instead applied to the Class 1-A-2 Bonds to reduce unpaid Allocated Realized Loss Amounts related to the Class 1-A-2 Bonds (if any) until reduced to zero and then to the class 1-A-3 Bonds to reduce unpaid Allocated Realized Loss Amounts related to the Class 1-A-3 Bonds (if any) until reduced to zero;

                  (x) first, concurrently to the Holders of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds, and then to the Underlying Class M-1-1, Class M-2-1, Class M-3-1, Class M-4-1, Class M-5-1 and Class M-6-1 Bonds, in that order, any Unpaid Interest Shortfall for such Bonds on such Payment Date, to the extent not previously reimbursed

                  (xi) first, concurrently to the Holders of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds, and then to the Class M-1-1, Class M-2-1, Class M-3-1, Class M-4-1, Class M-5-1 and Class M-6-1 Bonds, in that order, any related Basis Risk Shortfall Carry-Forward Amount for such Bonds on such Payment Date, to the extent not covered by the Derivative Contracts;

                  (xii) to the Indenture Trustee for amounts owed the Indenture Trustee hereunder (other than the Indenture Trustee Fee) remaining unpaid; and

                  (xiii) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Owner Trust Certificates.

      (e) With respect to the Derivative Contracts and on each Payment Date, the Net Derivative Contract Payment Amount with respect to such Payment Date shall be distributed in the following order of priority, in each case to the extent of amounts available:

                  (i) concurrently to the Holders of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (ii) to the Underlying Class M-1-1 Bonds and Class M-1-2 Bonds, pro rata, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (iii) to the Underlying Class M-2-1 Bonds and Class M-2-2 Bonds, pro rata, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (iv) to the Underlying Class M-3-1 Bonds and Class M-3-2 Bonds, pro rata, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (v) to the Underlying Class M-4-1 Bonds and Class M-4-2 Bonds, pro rata, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (vi) to the Underlying Class M-5-1 Bonds and Class M-5-2 Bonds, pro rata, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (vii) to the Underlying Class M-6-1 Bonds and Class M-6-2 Bonds, pro rata, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

                  (viii) on or after the Payment Date in July 2005, any remaining amounts, up to a cumulative amount equal to $180,000,000, shall be included in the Net Monthly Excess Cashflow for the Group 1 Loans and shall be used as described in Section 3.05(d) above; and

                  (ix) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Owner Trust Certificates.

      (f) On each Payment Date, the Group 2 Available Funds and any Class 2-A Insured Amount shall be distributed in the following order of priority, in each case to the extent of the Group 2 Available Funds and any Class 2-A Insured Amount remaining for such Payment Date:

                  (i) to the Holders of the Class 2-A Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (ii) to the Holders of the Class M-1-2 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (iii) to the Holders of the Class M-2-2 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (iv) to the Holders of the Class M-3-2 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (v) to the Holders of the Class M-4-2 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (vi) to the Holders of the Class M-5-2 Bonds, the related Accrued Bond Interest for such Class for such Payment Date;

                  (vii) to the Holders of the Class M-6-2 Bonds, the related Accrued Bond Interest for such Class for such Payment Date.

      (g) On each Payment Date, the Holders of the Group 2 Bonds shall be entitled to receive payments in respect of principal equal the related Principal Distribution Amount for that Payment Date, allocated on a pro rata basis, in reduction of the Bond Principal Balance thereof, until the Bond Principal Balance thereof have been reduced to zero.

      (h) On each Payment Date, any Net Monthly Excess Cashflow in respect of the Group 2 Loans shall be paid as follows:

                  (i) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Class 2-A Bonds, including interest thereon, to the extent not previously paid or reimbursed;

                  (ii) to the Holders of the Group 2 Bonds, pro rata, an amount equal to any related Undercollateralized Amount, payable to such Holders of the Group 2 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(g) above;

                  (iii) to the Holders of the Group 1 Bonds, pro rata, an amount equal to any related Undercollateralized Amount, payable to such Holders of the Group 1 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(c) above;

                  (iv) if Loan Group 2 is an Undercollateralized Loan Group, to the Holders of the Group 2 Bonds, pro rata, an amount in respect of principal equal to any remaining outstanding Subordinated Transfer Realized Loss Amount, payable to such Holders of the Group 2 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(g) above, until either (a) such amount has been reduced to zero or
      (b) the Overcollateralized Amount for Loan Group 1 is equal to the Overcollateralization Target Amount for Loan Group 1;

                  (v) to the Holders of the Group 2 Bonds, pro rata, an amount equal to any Realized Losses on the Group 2 Loans during the related Due Period, payable to such Holders of the Group 2 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(g) above, but not greater than the amount required to increase the Overcollateralized Amount for Loan Group 2 to the Overcollateralization Target Amount for Loan Group;

                  (vi) to the Holders of the Group 1 Bonds, pro rata, an amount equal to any Realized Losses on the Group 1 Loans during the related Due Period, to the extent unreimbursed by Net Monthly Excess Cashflow for the Group 1 Loans on that Payment Date, payable to such Holders of the Group 1 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(c) above, but not greater than the amount required to increase the Overcollateralized Amount for Loan Group 1 to the Overcollateralization Target Amount for Loan Group 1;

                  (vii) to the Holders of the Class 2-A Bonds and the Underlying Class M-1- 2, Class M-2-2, Class M-3-2, Class M-4-2, Class M-5-2 and Class M-6-2 Bonds, pro rata, an amount equal to any related Overcollateralization Increase Amount, payable to such Holders as part of the related Principal Distribution Amount as described under Section 3.05(g) above;

                  (viii) to the Holders of the Group 1 Bonds, pro rata, an amount equal to any related Overcollateralization Increase Amount resulting from any previously unreimbursed Realized Losses on the Group 1 Loans, to the extent that such Realized Losses have not been reimbursed by related and non-related Net Monthly Excess Cashflow on prior Payment Dates, payable to such Holders of the Group 1 Bonds as part of the related Principal Distribution Amount as described under Section 3.05(c) above;

                  (ix) to the Holders of the Underlying Class M-1-2, Class M-1-1, Class M- 2-2, Class M-2-1, Class M-3-2, Class M-3-1, Class M-4-2, Class M-4-1, Class M-5-2, Class M-5-1, Class M-6-2 and Class M-6-1 Bonds, in that order, in an amount equal to the Allocated Realized Loss Amount for such classes of the Underlying Class M Bonds, in each case to the extent not covered by non-related Net Monthly Excess Cashflow for a non-related Underlying Class M Bond;

                  (x) to the Holders of the Class 2-A Bonds and then to the Underlying Class M-1-2, Class M-2-2, Class M-3-2, Class M-4-2, Class M-5-2 and Class M-6-2 Bonds, in that order, any Unpaid Interest Shortfall for such Bonds on such Payment Date, to the extent not previously reimbursed;

                  (xi) to the Holders of the Class 2-A Bonds and Underlying Class M-1-2, Class M-2-2, Class M-3-2, Class M-4-2, Class M-5-2 and Class M-6-2 Bonds, in that order, any related Class 2-A Net WAC Cap Shortfall Carry-Forward Amount or Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Bonds on such Payment Date, to the extent not covered by the Derivative Contracts, as applicable;

                  (xii) to the Indenture Trustee for amounts owed the Indenture Trustee hereunder (other than the Indenture Trustee Fee) remaining unpaid; and

                  (xiii) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Owner Trust Certificates.

      (i) [reserved].

      (j) On each Payment Date any amounts received in respect of the Special Certificate Cap Contract shall be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Owner Trust Certificates.

      (k) Each distribution with respect to a Book-Entry Bond shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Bond Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Bond Owners that it represents. None of the Indenture Trustee, the Bond Registrar, the Paying Agent, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

      (l) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of distributing such funds to the Certificateholders.

      (m) Any installment of interest or principal, if any, payable on any Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such

Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Bonds; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

      (n) The principal of each Bond shall be due and payable in full on the Final Scheduled Payment Date for such Bond as provided in the forms of Bond set forth in Exhibits A-1 and A-2 to this Indenture. All principal payments on the Bonds shall be made to the Bondholders entitled thereto in accordance with the Percentage Interests represented by such Bonds. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Bond is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Bond at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Bond and shall specify the place where such Bond may be presented and surrendered for such final payment. No interest shall accrue on the Bonds on or after the Final Scheduled Payment Date or any such other final Payment Date.

      The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.05 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

      Section 3.06 Protection of Trust Estate. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuer or Master Servicer to enforce any of the rights to the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Bondholders in such Trust Estate against the claims of all persons and parties.

      (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to
Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

      The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

      Section 3.07 Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

      (b) On or before April 15 in each calendar year, beginning in 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re- recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31 in the following calendar year.

      Section 3.08 Performance of Obligations. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

      (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

      (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee may exercise the rights of the Issuer to direct the actions of the Master Servicer pursuant to the Servicing Agreement.

      (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

      Section 3.09 Negative Covenants. So long as any Bonds are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Bonds (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Bondholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Bonds under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Bondholders.

      Section 3.10 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, by March 1 of each year commencing with the calendar year 2005, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during the previous calendar year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

      Section 3.11 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller in (i) the Mortgage Loan Purchase Agreement concerning the Seller and the Initial Mortgage Loans and (ii) any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreements concerning the Seller and the Group 1 Subsequent Mortgage Loans and Group 2 Subsequent Mortgage Loans to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement or in the applicable Group 1 and Group 2 Subsequent Mortgage Loan Purchase Agreements, the Indenture Trustee shall promptly notify the Seller of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

      Section 3.12 Amendments to Servicing Agreement. The Issuer covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee.

      Section 3.13 Master Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Master Servicer is acting as bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its bailee in holding any Related Documents released to the Master Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such bailee arrangement, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer. The Indenture Trustee shall not be liable with respect to such documents, monies or items while in possession of the Master Servicer.

      Section 3.14 Investment Company Act. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.14 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

      Section 3.15 Issuer May Consolidate, etc. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Bonds, and the payment of the Bond Insurance Premium and all other amounts payable to the Bond Insurer, the Indenture Trustee and the Derivative Contract Counterparty, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Bonds to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
      Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

      (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Bonds and the payment of the Bond Insurance Premium and all other amounts payable to the Bond Insurer and Derivative Contract Counterparty and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Bonds, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Indenture Trustee and the Bond Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Bonds and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Bonds;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Bonds to be reduced, suspended or withdrawn;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
      Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

      Section 3.16 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.15(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

      (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.15(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Bonds immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

      Section 3.17 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Bonds and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

      Section 3.18 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds under this Indenture.

      Section 3.19 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

      Section 3.20 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

      Section 3.21 Determination of Bond Interest Rate. On each Interest Determination Date the Indenture Trustee shall determine One-Month LIBOR and the related Bond Interest Rate for each Class of Bonds for the following Accrual Period and shall inform the Issuer, the Master Servicer, and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing thereof. The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to each Class of Bonds for the related Accrual Period shall (in the absence of manifest error) be final and binding.

      Section 3.22 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, Bondholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Master Servicer and the Subservicers pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

      Section 3.23 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Bond Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

      Section 3.24 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      Section 3.25 Statements to Bondholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall prepare and make available on the Indenture Trustee's website, www.ctslink.com (or deliver at the recipient's option), to the Bond Insurer and to each Bondholder and Certificateholder the most recent statement prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement and in the manner provided for in Section 7.05 hereof.

      Section 3.26 Certain Representations Regarding the Trust Estate.

      (a) With respect to that portion of the Collateral described in clauses
(a) through (d) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee that:

            (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

            (ii) The Collateral constitutes "deposit accounts" or "instruments," as applicable, within the meaning of the applicable UCC.

            (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

            (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

            (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

            (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

      (b) With respect to that portion of the Collateral described in clauses
(e) and (f), the Issuer represents to the Indenture Trustee that:

            (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

            (ii) The Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

            (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

            (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

      (c) With respect to any Collateral in which a security interest may be perfected by filing, the Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

      (d) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing. Any financing statement that is filed in connection with this Section 3.26 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

      (e) The foregoing representations may not be waived and shall survive the issuance of the Bonds.

      Section 3.27 [Reserved].

      Section 3.28 [Reserved].

      Section 3.29 Replacement Derivative Contracts. In the event of a default by a Derivative Contract Counterparty with respect to the related Derivative Contracts (a "Derivative Contract Default"), the Issuer, at its expense, may, but shall not be required to, substitute a new derivative contract for the existing Derivative Contracts or any other form of similar coverage for basis risk shortfalls; provided, however, that the timing and mechanism for receiving payments under such new derivative contracts shall be reasonably acceptable to the Indenture Trustee. It shall be a condition to substitution of any new derivative contracts that there be delivered to the Indenture Trustee an Opinion of Counsel to the effect that such substitution would not (a) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (b) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes.

      Section 3.30 [Reserved].

      Section 3.31 Allocation of Realized Losses. (a) Prior to each Payment Date, the Master Servicer shall determine the total amount of Realized Losses that occurred during the related

Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee with the related Remittance Report.

      (b) On each Payment Date following the application of all amounts distributable on such date, to the extent the aggregate Stated Principal Balance of the Group 1 Loans is less than the aggregate Bond Principal Balances of the Group 1 Bonds due to Realized Losses on the Group 1 Loans, the Bond Principal Balances of the Class M-6-1, Class M-6-2, Class M-5-1, Class M-5-2, Class M-4-1, Class M-4-2, Class M-3-1, Class M-3-2, Class M-2-1, Class M-2-2, Class M-1-1and Class M-1-2 Bonds, in that order, and then the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bonds, on a pro rata basis, shall be reduced, until the Bond Principal Balance thereof has been reduced to zero; provided, however, that any Allocated Realized Loss Amount allocable to the Class 1-A-3 Bonds will be instead applied to the Class 1-A-2 Bonds to reduce unpaid Allocated Realized Loss Amounts related to the Class 1-A-2 Bonds (if any) until reduced to zero. On each Payment Date following the application of all amounts distributable on such date, to the extent the aggregate Stated Principal Balance of the Group 2 Loans is less than the aggregate Bond Principal Balances of the Group 2 Bonds due to Realized Losses on the Group 2 Loans, the Bond Principal Balances of the of the Class M-6-2, Class M-6-1, Class M-5-2, Class M-5-1, Class M-4-2, Class M-4-1, Class M-3-2, Class M-3- 1, Class M-2-2, Class M-2-1, Class M-1-2 and Class M-1-1, in that order, shall be reduced, until the Bond Principal Balance thereof has been reduced to zero. All Realized Losses allocated to a Class of Bonds will be allocated in proportion to the Percentage Interests evidenced thereby.

      Section 3.32 The Group 1 Pre-Funding Account. (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain a segregated trust account that is an Eligible Account, which shall be titled "Group 1 Pre-Funding Account, Wells Fargo Bank, N.A., as indenture trustee for the registered holders of IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-6" (the "Group 1 Pre-Funding Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Group 1 Pre-Funding Account and retain therein the Group 1 Original Pre-Funded Amount remitted on the Closing Date to the Indenture Trustee by the Depositor. Funds deposited in the Group 1 Pre-Funding Account shall be held in trust by the Indenture Trustee for the Bondholders for the uses and purposes set forth herein.

      (b) The Indenture Trustee will invest funds deposited in the Group 1 Pre-Funding Account, as directed by the Master Servicer in writing, in Eligible Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Indenture, if a Person other than the Indenture Trustee or an Affiliate manages or advises such investment, (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Indenture, if the Indenture Trustee or an Affiliate manages or advises such investment or (iii) within one (1) Business Day of the Indenture Trustee's receipt thereof. For federal income tax purposes, the Master Servicer shall be the owner of the Group 1 Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group 1 Pre-Funding Account shall be included in Available Funds at the following times: (i) on the Business Day immediately preceding each Payment Date, if a Person other than the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment, or on each Payment Date, if the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment, (ii) on the Business Day immediately preceding each Group 1 Subsequent Transfer

Date, if a Person other than the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment, or on each Group 1 Subsequent Transfer Date, if the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment or (iii) within one (1) Business Day of the Indenture Trustee's receipt thereof. The Master Servicer shall deposit in the Group 1 Pre-Funding Account the amount of any net loss incurred in respect of any such Eligible Investment immediately upon realization of such loss without any right of reimbursement therefor.

      (c) Amounts on deposit in the Group 1 Pre-Funding Account shall be withdrawn by the Indenture Trustee as follows:

            (i) On any Group 1 Subsequent Transfer Date, the Indenture Trustee shall withdraw from the Group 1 Pre-Funding Account an amount equal to 100% of the aggregate Stated Principal Balances of the related Group 1 Subsequent Mortgage Loans transferred and assigned to the Indenture Trustee for deposit in the Mortgage Pool on such Group 1 Subsequent Transfer Date and pay such amount to or upon the order of the Issuer upon satisfaction of the conditions set forth in Section 2.05 with respect to such transfer and assignment;

            (ii) If the amount on deposit in the Group 1 Pre-Funding Account has not been reduced to zero during the Funding Period, on the day immediately following the termination of the Funding Period, the Indenture Trustee shall deposit into the Payment Account any amounts remaining in the Group 1 Pre-Funding Account for distribution in accordance with the terms hereof;

            (iii) To withdraw any amount not required to be deposited in the Group 1 Pre-Funding Account or deposited therein in error; and

            (iv) To clear and terminate the Group 1 Pre-Funding Account upon the earlier to occur of (A) the Payment Date immediately following the end of the Funding Period and (B) the termination of this Indenture, with any amounts remaining on deposit therein being paid to the Holders of the Bonds then entitled to distributions in respect of principal.

      Section 3.33 The Group 2 Pre-Funding Account. (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain a segregated trust account that is an Eligible Account, which shall be titled "Group 2 Pre-Funding Account, Wells Fargo Bank, N.A., as indenture trustee for the registered holders of IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-6" (the "Group 2 Pre-Funding Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Group 2 Pre-Funding Account and retain therein the Group 2 Original Pre-Funded Amount remitted on the Closing Date to the Indenture Trustee by the Depositor. Funds deposited in the Group 2 Pre-Funding Account shall be held in trust by the Indenture Trustee for the Bondholders for the uses and purposes set forth herein.

            (b) The Indenture Trustee will invest funds deposited in the Group 2 Pre-Funding Account, as directed by the Master Servicer in writing, in Eligible Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Indenture, if a Person other than the Indenture Trustee or an Affiliate manages or advises such investment, (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Indenture, if the Indenture Trustee or an Affiliate manages or advises such investment or (iii) within one (1) Business Day of the Indenture Trustee's receipt thereof. For federal income tax purposes, the Master Servicer shall be the owner of the Group 2 Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group 2 Pre-Funding Account shall be included in Available Funds at the following times:
(i) on the Business Day immediately preceding each Payment Date, if a Person other than the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment, or on each Payment Date, if the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment, (ii) on the Business Day immediately preceding each Group 2 Subsequent Transfer Date, if a Person other than the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment, or on each Group 2 Subsequent Transfer Date, if the Indenture Trustee or an Affiliate of the Indenture Trustee manages or advises such investment or (iii) within one
(1) Business Day of the Indenture Trustee's receipt thereof. The Master Servicer shall deposit in the Group 2 Pre-Funding Account the amount of any net loss incurred in respect of any such Eligible Investment immediately upon realization of such loss without any right of reimbursement therefor.

      (c) Amounts on deposit in the Group 2 Pre-Funding Account shall be withdrawn by the Indenture Trustee as follows:

            (i) On any Group 2 Subsequent Transfer Date, the Indenture Trustee shall withdraw from the Group 2 Pre-Funding Account an amount equal to 100% of the aggregate Stated Principal Balances of the related Group 2 Subsequent Mortgage Loans transferred and assigned to the Indenture Trustee for deposit in the Mortgage Pool on such Group 2 Subsequent Transfer Date and pay such amount to or upon the order of the Issuer upon satisfaction of the conditions set forth in Section 2.05 with respect to such transfer and assignment;

            (ii) If the amount on deposit in the Group 2 Pre-Funding Account has not been reduced to zero during the Funding Period, on the day immediately following the termination of the Funding Period, the Indenture Trustee shall deposit into the Payment Account any amounts remaining in the Group 2 Pre-Funding Account for distribution in accordance with the terms hereof;

            (iii) To withdraw any amount not required to be deposited in the Group 2 Pre-Funding Account or deposited therein in error; and

            (iv) To clear and terminate the Group 2 Pre-Funding Account upon the earlier to occur of (A) the Payment Date immediately following the end of the Funding Period and (B) the termination of this Indenture, with any amounts remaining on deposit therein being paid to the Holders of the Bonds then entitled to distributions in respect of principal.

      Section 3.34 Grant of the Group 1 Subsequent Mortgage Loans. In consideration of the delivery on each Group 1 Subsequent Transfer Date to or upon the order of the Issuer of all or a portion of the amount on deposit in the Group 1 Pre-Funding Account, the Depositor shall, to the extent of the availability thereof, on such Group 1 Subsequent Transfer Date during the Funding Period, grant to the Indenture Trustee all of its rights, title and interest in the Group 1 Subsequent Mortgage Loans and simultaneously with the Grant of the Group 1 Subsequent Mortgage Loans, the Depositor will cause the related Mortgage File to be delivered to the Indenture Trustee.

      Section 3.35 Grant of the Group 2 Subsequent Mortgage Loans. In consideration of the delivery on each Group 2 Subsequent Transfer Date to or upon the order of the Issuer of all or a portion of the amount on deposit in the Group 2 Pre-Funding Account, the Depositor shall, to the extent of the availability thereof, on such Group 2 Subsequent Transfer Date during the Funding Period, grant to the Indenture Trustee all of its rights, title and interest in the Group 2 Subsequent Mortgage Loans and simultaneously with the Grant of the Group 2 Subsequent Mortgage Loans, the Depositor will cause the related Mortgage File to be delivered to the Indenture Trustee.

                                   ARTICLE IV

               The Bonds; Satisfaction and Discharge of Indenture

      Section 4.01 The Bonds. Each Class of Bonds shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Bonds through the book- entry facilities of the Depository in minimum initial Bond Principal Balances of $25,000 and integral multiples of $1 in excess thereof.

      The Indenture Trustee may for all purposes (including the making of payments due on the Bonds) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Bonds for the purposes of exercising the rights of Holders of the Bonds hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Bonds as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Bonds shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Bond may be transferred by the Depository except to a successor Depository that agrees to hold such Bond for the account of the Beneficial Owners.

      In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Bonds it beneficially owns in the manner prescribed in Section 4.08.

      The Bonds shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

      Section 4.02 Registration of and Limitations on Transfer and Exchange of Bonds; Appointment of Bond Registrar and Certificate Registrar. The Issuer shall cause to be kept at the Corporate Trust Office a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided.

      Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Bond at the Corporate Trust Office, the Issuer shall execute and the Bond Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds in authorized initial Bond Principal Balances evidencing the same Class and aggregate Percentage Interests.

      Subject to the foregoing, at the option of the Bondholders, Bonds may be exchanged for other Bonds of like tenor and in authorized initial Bond Principal Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Bonds to be exchanged at the Corporate Trust Office of the Bond Registrar. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive. Each Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Bond Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Bond Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Bonds delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Bonds surrendered.

      No service charge shall be made for any registration of transfer or exchange of Bonds, but the Bond Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds.

      The Issuer hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement and (ii) Bond Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

      Section 4.03 Mutilated, Destroyed, Lost or Stolen Bonds. If (i) any mutilated Bond is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Bond Registrar or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, and provided that the requirements of Section 8- 405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a replacement Bond; provided, however, that if any such destroyed, lost or stolen Bond, but not a mutilated Bond, shall have become or within seven days shall be due and payable, instead of issuing a replacement Bond, the Issuer may pay such destroyed, lost or stolen Bond when so due or payable without surrender thereof. If, after the delivery of such replacement Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such replacement Bond was issued presents for payment such original Bond, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Bond (or such payment) from the Person to whom it was delivered or any Person taking such replacement Bond from such Person to whom such replacement Bond was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

      Upon the issuance of any replacement Bond under this Section 4.03, the Issuer may require the payment by the Holder of such Bond of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

      Every replacement Bond issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

      The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

      Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Bond, the Issuer, the Indenture Trustee, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Bond is registered (as of the day of determination) as the owner of such Bond for the purpose of receiving payments of principal of and interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      Section 4.05 Cancellation. All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Indenture Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Bonds may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Bonds have not been previously disposed of by the Indenture Trustee.

      Section 4.06 Book-Entry Bonds. The Bonds, upon original issuance, will be issued in the form of typewritten Bonds representing the Book-Entry Bonds, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Bond representing such Beneficial Owner's interest in such Bond, except as provided in Section 4.08. With respect to such Bonds, unless and until definitive, fully registered Bonds (the "Definitive Bonds") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Bond Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Bonds and the giving of instructions or directions hereunder) as the sole holder of the Bonds, and shall have no obligation to the Beneficial Owners of the Bonds;

                  (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Bonds and the Depository and/or the Depository Participants. Unless and until Definitive Bonds are issued pursuant to Section 4.08, the initial Depository will make book- entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Bonds to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Bonds evidencing a specified percentage of the Bond Principal Balances of the Bonds, the Depository shall be deemed to represent such percentage with respect to the Bonds only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Bonds and has delivered such instructions to the Indenture Trustee.

      Section 4.07 Notices to Depository. Whenever a notice or other communication to the Bond Holders is required under this Indenture, unless and until Definitive Bonds shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Bonds to the Depository, and shall have no obligation to the Beneficial Owners.

      Section 4.08 Definitive Bonds. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Bonds and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners of Bonds representing beneficial interests aggregating at least a majority of the Bond Principal Balances of the Bonds advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Bonds to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Bonds representing the Book-Entry Bonds by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Bonds in accordance with the instructions of the Depository. None of the Issuer, the Bond Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds, the Indenture Trustee shall recognize the Holders of the Definitive Bonds as Bondholders.

      Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Bonds will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness. The Issuer and the Indenture Trustee (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Bondholder, by its acceptance of its Bond (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness.

      Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Bonds except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders (and the Bond Insurer, as subrogee of the Class 2-A Bondholders) to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11), (vi) the right of the Derivative Contract Counterparty to receive the Net Derivative Fee and (vii) the rights of Bondholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Bonds and shall release and deliver the Collateral to or upon the order of the Issuer, when

            (A) either

            (1) all Bonds theretofore authenticated and delivered (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

            (2) all Bonds not theretofore delivered to the Indenture Trustee for cancellation

                  a.    have become due and payable,

                  b. will become due and payable at the Final Scheduled Payment Date within one year, or

                  c. have been called for early redemption and the Trust has been terminated pursuant to Section 8.07 hereof,

and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Bonds then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date or other final Payment Date and has delivered to the Indenture

Trustee a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Bonds, or, in the case of
c. above, the Issuer shall have complied with all requirements of Section 8.07 hereof,

            (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

            (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

      Section 4.11 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

      Section 4.12 [Reserved].

      Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Bonds, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Bonds shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

      Section 4.14 Temporary Bonds. Pending the preparation of any Definitive Bonds, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Bonds that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

      If temporary Bonds are issued, the Issuer will cause Definitive Bonds to be prepared without unreasonable delay. After the preparation of the Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office of the Indenture Trustee located at Sixth and Marquette, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services IMH Assets Corp., Series 2004-6, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Bonds of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds.

      Section 4.15 Representation Regarding ERISA. By acquiring a Class 1-A-1, Class 1-A-2, Class 1-A-3 or Class 2-A Bond or interest therein, each Holder of such Bond or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring such Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of such Bond will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Bonds are rated investment grade or better and such purchaser agrees to treat them as indebtedness for federal income tax purposes. Alternatively, regardless of the rating of such Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer, which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                                    ARTICLE V

                              Default and Remedies

      Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee and the Bond Insurer, within five days after learning of the occurrence of an Event of Default, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) or (iv) of the definition of "Event of Default", its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Bonds, the Trust Estate or this Indenture.

      Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Holders of Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds may declare the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if such notice is given by Bondholders), and upon any such declaration the unpaid Bond Principal Balance of the Class A Bonds and Class M Bonds, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

      At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (A) all payments of principal of and interest on the Bonds and all other amounts that would then be due hereunder or upon the Bonds if the Event of Default giving rise to such acceleration had not occurred;

                  (B) all sums paid or advanced by the Indenture Trustee
            hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (C) all amounts owed to the Derivative Contract Counterparty;
            and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

      Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

      (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Bond when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Bond when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, at the direction of the Holders of a majority of the aggregate Bond Principal Balances of the Bonds, pay to the Indenture Trustee, for the benefit of the Holders of Bonds, the whole amount then due and payable on the Bonds for principal and interest, with interest at the applicable Bond Interest Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

      (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Bonds and collect in the manner provided by law out of the property of the Issuer or other obligor the Bonds, wherever situated, the monies adjudged or decreed to be payable.

      (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Bondholders, by such appropriate Proceedings, as directed in writing by Holders of a majority of the aggregate Bond Principal Balances of the Bonds, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

      (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Bonds or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Bonds, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by Holders of a majority of the aggregate Bond Principal Balances of the Bonds, irrespective of whether the principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Bondholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Bonds in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders and of the Indenture Trustee on their behalf, and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Bonds allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee and all amounts due to the Bond Insurer.

      (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

      (f) All rights of action and of asserting claims under this Indenture, or under any of the Bonds, may be enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Bonds, subject to Section 5.05 hereof.

      (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Bondholder a party to any such Proceedings.

      Section 5.04 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of Section 10.16 hereof may, and shall, at the written direction of the Holders of a majority of the aggregate Bond Principal Balances of the Bonds, do one or more of the following (subject to Section 5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Bonds or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Bonds monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Bonds; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Bond Principal Balance of the Bonds, (B) the proceeds of such sale or liquidation distributable to the Holders of the Bonds are sufficient to discharge in full all amounts then due and unpaid upon such Bonds for principal and interest and to reimburse the Bond Insurer for any amounts drawn under the Bond Insurance Policy and any other amounts due to the Bond Insurer under the Bond Insurance Policy or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Bonds as they would have become due if the Bonds had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Bond Principal Balance of the Bonds. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as an Event of Servicer Termination has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Master Servicer as provided in the Servicing Agreement.

      (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order; provided, however, that any amounts representing payments from the Bond Insurer shall only be used to pay interest and principal to the Class 2-A Bondholders pursuant to clauses FOURTH and FIFTH below:

            FIRST: to the Indenture Trustee for amounts due under Section 6.07 hereof;

            SECOND: to the Derivative Contract Counterparty, any amounts owed under the Derivative Contracts, other than any Additional Derivative Counterparty Payment;

            THIRD: to the Bond Insurer, provided no Bond Insurer Default exists, with respect to any Premium Amount then due to the extent unpaid pursuant to the Servicing Agreement;

            FOURTH: to the Bondholders for amounts due and unpaid on the Bonds (including Unpaid Interest Shortfalls but not including any Basis Risk Shortfall Carry-Forward Amounts) with respect to interest, first, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 2-A Bondholders, concurrently, second, to the Class M-1-1 Bondholders and Class M- 1-2 Bondholders, concurrently, third to the Class M-2-1 Bondholders and Class M-2-2 Bondholders, concurrently, fourth to the Class M-3-1 Bondholders and Class M-3-2 Bondholders, concurrently, fifth to the Class M-4-1 Bondholders and Class M-4-2 Bondholders, concurrently, sixth to the Class M-5-1 Bondholders and Class M-5-2 Bondholders, concurrently, and seventh to the Class M-6-1 Bondholders and M-6-2 Bondholders, concurrently, according to the amounts due and payable on the Bonds for interest;

            FIFTH: to Bondholders for amounts due and unpaid on the Bonds with respect to principal, and to each Bondholder ratably, without preference or priority of any kind, according to the amounts due and payable on such Bonds for principal, until the Bond Principal Balance of each such Class is reduced to zero;

            SIXTH: to the payment of all amounts due and owing to the Bond Insurer under the Bond Insurance Policy (including any Premium Amount not paid pursuant to clause THIRD above);

            SEVENTH: to the Bondholders, first, to the Class 1-A-1, Class 1-A-2 and Class 1-A- 3 Bondholders, concurrently, second to the Class M-1-1 Bondholders and Class M-1-2 Bondholders, concurrently, third to the Class M-2-1 Bondholders and Class M-2-2 Bondholders, concurrently, fourth to the Class M-3-1 Bondholders and Class M-3-2 Bondholders, concurrently, fifth to the Class M-4-1 Bondholders and Class M-4-2 Bondholders, concurrently, sixth to the Class M-5-1 Bondholders and Class M-5-2 Bondholders, concurrently, and seventh to the Class M-6-1 Bondholders and M-6-2 Bondholders, concurrently, the amount of any related Allocated Realized Loss Amount not previously paid;

            EIGHTH: to the Bondholders for amounts due and unpaid on the Bonds with respect to any related Basis Risk Shortfall Carry-Forward Amounts, first, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Bondholders, concurrently, second, to the Class M-1-1 Bondholders and Class M-1-2 Bondholders, concurrently, third to the Class M-2-1 Bondholders and Class M-2-2 Bondholders, concurrently, fourth to the Class M-3-1 Bondholders and Class M-3-2

      Bondholders, concurrently, fifth to the Class M-4-1 Bondholders and Class M-4-2 Bondholders, concurrently, sixth to the Class M-5-1 Bondholders and Class M-5-2 Bondholders, concurrently, and seventh to the Class M-6-1 Bondholders and M-6-2 Bondholders, concurrently, according to the amounts due and payable on the Bonds with respect thereto, from amounts available in the Trust Estate for the Bondholders; and

            NINTH: to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

      The Indenture Trustee may fix a record date and Payment Date for any payment to Bondholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Bondholder a notice that states the record date, the Payment Date and the amount to be paid.

      Section 5.05 Optional Preservation of the Trust Estate. If the Bonds have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Bondholders that there be at all times sufficient funds for the payment of principal of and interest on the Bonds and other obligations of the Issuer, including payment to the Bond Insurer, and the Indenture Trustee, unless directed otherwise by the Bond Insurer, shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

      Section 5.06 Limitation of Suits. No Holder of any Bond shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the aggregate Bond Principal Balances of the Bonds have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Bond Principal Balances of the Bonds.

It is understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

      Subject to the last paragraph of Section 5.11 herein, in the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than a majority of the Bond Principal Balances of the Bonds, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

      Section 5.07 Unconditional Rights of Bondholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Bond on or after the respective due dates thereof expressed in such Bond or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Bondholder, then and in every such case the Issuer, the Indenture Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

      Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Bondholders, as the case may be.

      Section 5.11 Control By Bondholders. The Holders of a majority of the aggregate Bond Principal Balances of Bonds shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Bonds or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Bonds representing not less than 100% of the Bond Principal Balances of the Bonds; and

                  (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Bonds representing a majority of the Bond Principal Balances of the Bonds.

Notwithstanding the rights of Bondholders set forth in this Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

      Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Bonds as provided in Section 5.02 hereof, the Holders of Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Bonds, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Bond or (c) the waiver of which would materially and adversely affect the interests of the Bond Insurer or modify its obligations under the Bond Insurance Policy. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Bonds shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

      Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

      Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Bond and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Bondholder, or group of Bondholders, in each case holding in the aggregate more than 10% of the Bond Principal Balances of the Bonds or (c) any suit instituted by any Bondholder for the enforcement of the payment of principal of or interest on any Bond on or after the respective due dates expressed in such Bond and in this Indenture.

      Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.15 Sale of Trust Estate. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture and under the Bond Insurance Policy shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

      (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

            (1) the Holders of all Bonds consent to or direct the Indenture Trustee to make, such Sale, or

            (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Bondholders under the Bonds and the Bond Insurer in respect of amounts drawn under the Bond Insurance Policy, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

            (3) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), the Holders of Bonds representing at least 100% of the Bond Principal Balances of the Bonds consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

      (c) Unless the Holders representing at least 66-2/3% of the Bond Principal Balances of the Bonds have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture

Trustee, as trustee for the benefit of the Holders of the Bonds, shall bid an amount at least $1.00 more than the highest other bid.

      (d) In connection with a Sale of all or any portion of the Trust Estate,

            (1) any Holder or Holders of Bonds may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

            (2) the Indenture Trustee, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds and Holders of Certificates and amounts distributable to the Bond Insurer as a result of such Sale in accordance with Section 5.04(b) hereof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

            (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

            (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney- in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

            (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

      Section 5.16 Action on Bonds. The Indenture Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

      Section 5.17 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Issuer in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Purchase Agreement, any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan Purchase Agreement, any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Mortgage Loan Purchase Agreement, any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreement and the Servicing Agreement.

      (b) The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Bond Principal Balances of the Bonds, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Mortgage Loan Purchase Agreement, any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreement, any Group 1 or Group 2 Subsequent Mortgage Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              The Indenture Trustee

      Section 6.01 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Bondholders or from the Issuer, which they are entitled to give under the Basic Documents.

      (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

      (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

      (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

      (h) The Indenture Trustee shall act in accordance with Sections 6.03 and
6.04 of the Servicing Agreement and shall act as successor to the Master Servicer or appoint a successor Master Servicer in accordance with Section 6.02 of the Servicing Agreement.

      Section 6.02 Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

      (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

      (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

      (e) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Bonds shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      (f) For the limited purpose of effecting any action to be undertaken by the Indenture Trustee, but not specifically as a duty of the Indenture Trustee in the Indenture, the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

      (g) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee (i) as part of the Indenture Trustee Fee, (ii) pursuant to Sections 3.05(d), 3.05(h), 5.04(b), 6.07 or 8.02(c) hereunder or (iii) out of Available Funds.

      Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Bond Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

      Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Bonds, it shall not be accountable for the Issuer's use of the proceeds from the Bonds, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Bonds or in the Bonds other than the Indenture Trustee's certificate of authentication.

      Section 6.05 Notice of Event of Default. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Bondholder and the Bond Insurer notice of the Event of Default after it is known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Bond, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Bondholders.

      Section 6.06 Reports by Indenture Trustee to Holders and Tax Administration. The Indenture Trustee shall deliver to each Bondholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

      The Indenture Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in
Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

      Section 6.07 Compensation and Indemnity. The Issuer shall pay to the Indenture Trustee on each Payment Date reasonable compensation for its services. On each Payment Date, the Indenture Trustee shall pay itself from amounts on deposit in the Payment Account for such Payment Date and all amounts owing to the Indenture Trustee hereunder (including amounts owing from the Issuer for indemnification and otherwise) in excess of such amount shall be paid solely as provided in Section 3.05(d)(xii), Section 3.05(h)(xii) and Section 5.04(b) hereof. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this Trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

      The Issuer's payment obligations to the Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

      Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. Holders of a majority of Bond Principal Balances of the Bonds may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall, remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11 hereof;

                  (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

      If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall, promptly appoint a successor Indenture Trustee.

      A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Bondholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

      If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Bond Principal Balances of the Bonds may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

      Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

      Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

      If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Bonds shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Bonds so authenticated; and if at that time any of the Bonds shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Bonds or in this Indenture provided that the certificate of the Indenture Trustee shall have.

      Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Bondholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

      (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's and BBB or better by Standard & Poor's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

      Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

      Section 6.13 Representations and Warranties. The Indenture Trustee hereby represents that:

                  (i) The Indenture Trustee is duly organized and validly existing as an association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

                  (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

                  (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

                  (iv) To the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

      Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

      (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Bondholders;

      (b) to authenticate and deliver the Bonds substantially in the form prescribed by Exhibits A-1 and A-2 to this Indenture in accordance with the terms of this Indenture; and

      (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

      Section 6.15 The Agents. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Bond Registrar.

                                   ARTICLE VII

                         Bondholders' Lists and Reports

      Section 7.01 Issuer To Furnish Indenture Trustee Names and Addresses of Bondholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Bonds as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished to the Indenture Trustee.

      Section 7.02 Preservation of Information; Communications to Bondholders.
(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Bonds received by the Indenture Trustee in its capacity as Bond Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

      (b) Bondholders may communicate pursuant to TIA ss. 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

      (c) The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIA ss. 312(c).

      Section 7.03 Reports of Issuer. (a) Subject to Section 4.06 of the Servicing Agreement (i) The Indenture Trustee shall file with the Commission on behalf of the Issuer, with a copy to the Issuer within 15 days before the Issuer is required to file the same with the Commission, the annual reports and the information, documents and other reports (or such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) The Indenture Trustee shall file with the Commission, on behalf of the Issuer, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) The Indenture Trustee shall supply (and the Indenture Trustee shall transmit by mail to all Bondholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

      (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

      Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 30 beginning with March 31, 2005, the Indenture Trustee shall mail to each Bondholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

      A copy of each such report at the time of its mailing to Bondholders shall be filed by the Indenture Trustee with the Commission via EDGAR and each stock exchange, if any, on which the Bonds are listed. The Issuer shall notify the Indenture Trustee if and when the Bonds are listed on any stock exchange.

      Section 7.05 Statements to Bondholders. (a) With respect to each Payment Date, the Indenture Trustee shall make available via the Indenture Trustee's website www.ctslink.com or deliver at the recipient's option to each Bondholder and each Certificateholder, the Derivative Contract Counterparty, the Depositor, the Bond Insurer, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Bonds, to the extent applicable:

                  (i) the aggregate amount of collections with respect to the Mortgage Loans;

                  (ii) the Group 1 Available Funds, Group 2 Available Funds and Net Monthly Excess Cash Flow, with respect to the Group 1 Loans and Group 2 Loans, payable to each Class of Bondholders for such Payment Date, the Basis Risk Shortfall Carry-Forward Amount on each Class of Bonds (other than the Class 2-A Bonds) for such Payment Date and the aggregate Unpaid Interest Shortfall on each Class of Bonds for such Payment Date;

                  (iii) (a) the amount of such distribution to each Class of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class M-1-1, Class M-2-1, Class M-3-1, Class M-4-1, Class M-5-1, Class M-6-1, Class 2-A, Class M-1-2, Class M-2-2, Class M-3-2, Class M-4-2, Class M-5-2 and Class M-6-2 Bonds applied to reduce the Bond Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (iv) the amount of such distribution to Holders of each Class of Bonds allocable to interest;

                  (v) the amount of such distribution to the Certificates;

                  (vi) if the distribution to the Holders of any Class of Bonds is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (vii) the number and the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period, determined in the aggregate and separately for Loan Group 1 and Loan Group 2;

                  (viii) the aggregate Bond Principal Balance of each Class of Bonds, after giving effect to the amounts distributed on such Payment Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal and the aggregate Bond Principal Balance of all of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class M-1-1, Class M-2-1, Class M-3-1, Class M-4-1, Class M-5-1, Class M-6- 1, Class 2-A, Class M-1-2, Class M-2-2, Class M-3-2, Class M-4-2, Class M-5-2 and Class M-6-2 Bonds after giving effect to the distribution of principal on such Payment Date;

                  (ix) the number and aggregate Stated Principal Balances of Mortgage Loans (a) as to which the Monthly Payment is delinquent for 31-60 days, 61-90 days, 91 or more days, respectively, (b) in foreclosure and
      (c) that have become REO Property, in each case as of the end of the preceding calendar month, determined in the aggregate and separately for Loan Group 1 and Loan Group 2;

                  (x) the Net Derivative Contract Payment Amount;

                  (xi) the Overcollateralization Increase Amount with respect to each Loan Group, Overcollateralization Release Amount,
      Overcollateralization Target Amount and Overcollateralized Amount, if any, in each case as the end of the related Payment Date, in each case as determined separately for each Loan Group;

                  (xii) the amount of any Advances and Compensating Interest payments;

                  (xiii) the aggregate Realized Losses with respect to the related Payment Date and cumulative Realized Losses since the Closing Date;

                  (xiv) the number and aggregate Stated Principal Balance of Mortgage Loans repurchased pursuant to the Mortgage Loan Purchase Agreement for the related Payment Date and cumulatively since the Closing Date determined in the aggregate and separately for Loan Group 1 and Loan Group 2;

                  (xv) the book value of any REO Property;

                  (xvi) the amount of any Prepayment Interest Shortfalls or Relief Act Shortfalls for such Payment Date;

                  (xvii) the aggregate Stated Principal Balance of Mortgage Loans purchased pursuant to Section 3.18 of the Servicing Agreement for the related Payment Date and cumulatively since the Closing Date;

                  (xviii) any Insured Amount paid for the benefit of the Class 2-A Bonds;

                  (xix) the amount withdrawn from the Group 1 Pre-Funding Account and used to make payments to Bondholders on that Payment Date, the amount remaining on deposit following such Payment Date, and the amount withdrawn from the Group 1 Pre-

      Funding Account used to buy certain Group 1 Subsequent Mortgage Loans prior to such Payment Date; and

                  (xx) the amount withdrawn from the Group 2 Pre-Funding Account and used to make payments to Bondholders on that Payment Date, the amount remaining on deposit following such Payment Date, and the amount withdrawn from the Group 2 Pre- Funding Account used to buy certain Group 2 Subsequent Mortgage Loans prior to such Payment Date.

      Items (iii) and (v) above shall be presented on the basis of a Bond having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Bonds are outstanding, the Indenture Trustee shall furnish a report to each Bondholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (iii), (iv) and (v) with respect to the Bonds for such calendar year.

      The Indenture Trustee may conclusively rely upon the Remittance Report provided by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement and on the amount of the Net Derivative Contract Payment Amount furnished to the Indenture Trustee pursuant to the Derivative Contracts in its preparation of its Statement to Bondholders.

      The Indenture Trustee will make the monthly statements provided for in this section (and, at its option, any additional files containing the same information in an alternative format) available each month to Bondholders, other parties to this Agreement and any other interested parties via the Indenture Trustee's website. The Trustee's website shall initially be located at www.ctslink.com. Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy ailed to them via first class mail by calling the customer service desk and indicating such. With the consent of the Depositor, the Indenture Trustee may have the right to change the way the monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

      The Indenture Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement, and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

      Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

      Section 8.02 Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Bondholders and the Derivative Contract Counterparty, the Payment Account as provided in Section 3.01 hereof.

      (b) All monies deposited from time to time in the Payment Account and all deposits therein pursuant to this Indenture (other than deposits of any gain or income on investments thereof) are for the benefit of the Bondholders. Any loss on any investment made by the Indenture Trustee with funds in the Payment Account shall be reimbursed immediately to the Trust Estate by the Master Servicer. All investments made with monies in the Payment Account and the Certificate Distribution Account including all income or other gain from such investments shall be for the benefit of and the risk of the Master Servicer.

      (c) On each Payment Date, the Indenture Trustee shall pay itself from amounts on deposit in the Payment Account for such Payment Date and then shall pay the Derivative Contract Counterparty the Net Derivative Contract Payment Amount, excluding any Additional Derivative Contract Counterparty Payment, and then the Indenture Trustee shall distribute all remaining amounts on deposit in the Payment Account to the Bondholders in respect of the Bonds and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

      (d) The Indenture Trustee shall invest any funds in the Payment Account, but only in Eligible Investments, as directed by the Master Servicer, maturing no later than the Business Day preceding each Payment Date and such Eligible Investments shall not be sold or disposed of prior to their maturity. From the Business Day prior to the Payment Date until disbursed, such funds shall be held uninvested and any income, gain or other benefit with respect thereto shall be for the benefit of the Indenture Trustee.

      Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

      Section 8.04 Termination Upon Distribution to Bondholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to Bondholders, the Bond Insurer, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

      Section 8.05 Release of Trust Estate. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repurchase by the Master Servicer of a Mortgage Loan pursuant to Section 3.18 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

      (b) The Indenture Trustee shall, at such time as (i) there are no Bonds Outstanding, (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due to the Bond Insurer have been paid, release any remaining portion of the Trust Estate that secured the Bonds from the lien of this Indenture.

      (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

      Section 8.06 Surrender of Bonds Upon Final Payment. By acceptance of any Bond, the Holder thereof agrees to surrender such Bond to the Indenture Trustee promptly, prior to such Bondholder's receipt of the final payment thereon.

      Section 8.07 Optional Redemption of the Bonds. (a) The Majority Certificateholder shall have the option to redeem the Bonds in whole, but not in part, on any Payment Date on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 20% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date and the aggregate amount deposited into the Group 1 Pre-Funding Account and Group 2 Pre-Funding Account on the Closing Date and (ii) the Payment Date in July 2014. The aggregate redemption price for the Bonds will be equal to the unpaid Bond Principal Balance of the Bonds as of the Payment Date on which the proposed redemption will take place in accordance with the foregoing, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate through such Payment Date (including any related Unpaid Interest Shortfall and Basis Risk Shortfall Carry-Forward Amount), plus an amount sufficient to pay in full all amounts owing to the Bond Insurer and the Indenture Trustee under this Indenture and the Bond Insurance Policy (which amounts shall be specified in writing upon request of the Issuer by the Indenture Trustee and the Bond Insurer) and plus an amount equal to any amounts owing to the Derivative Contract Counterparty under the Derivative Contracts.

      (b) In order to exercise the foregoing option, the Issuer shall provide written notice of its exercise of such option to the Indenture Trustee, the Owner Trustee and the Master Servicer at least 15 days prior to its exercise. Following receipt of the notice, the Indenture Trustee shall provide notice to the Bondholders of the final payment on the Bonds. In addition, the Issuer shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above with the Indenture Trustee, who shall deposit the aggregate redemption price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Bonds in accordance with Section 3.05(b) and (c) hereof and payment in full to the Bond Insurer for all amounts owing under the Bond Insurance Policy and to the Indenture Trustee for all amounts payable to it under this Indenture, and this Indenture shall be discharged subject to the provisions of Section 4.10 hereof. If for any reason the amount deposited by the Issuer is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited by the Issuer with the Indenture Trustee shall be immediately returned to the Issuer in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.

                                   ARTICLE IX

                             Supplemental Indentures

      Section 9.01 Supplemental Indentures Without Consent of Bondholders. (a) Without the consent of the Holders of any Bonds but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Bonds, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Bonds;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Bonds and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Bonds under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Bonds as indebtedness for federal income tax purposes.

      The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Bonds and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Bondholder or (iii) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Issuer to be subject to an entity level tax for federal income tax purposes.

      Section 9.02 Supplemental Indentures With Consent of Bondholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the consent of the Holders of not less than a majority of the Bond Principal Balance of each Class of Bonds affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Bond affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Bond, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Bonds, or change any place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Bonds on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Bond Principal Balances of the Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the Bond Principal Balances of the Bonds required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Bond affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security provided by the lien of this Indenture;

and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by IMH Assets Corp.) to be subject to an entity level tax.

      Any such action shall not adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture) as evidenced by an Opinion of Counsel (provided by the Person requesting such supplemental indenture) delivered to the Indenture Trustee.

      No supplemental indenture adverse to the interests of the Derivative Contract Counterparty shall be entered into without the Derivative Contract Counterparty's written consent.

      It shall not be necessary for any Act of Bondholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Bonds to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an

Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Bonds affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

      Section 9.06 Reference in Bonds to Supplemental Indentures. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds.

                                    ARTICLE X

                                  Miscellaneous

      Section 10.01 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

            (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

            (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

      (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01 (a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Bond Principal Balances of the Bonds, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Bond Principal Balances of the Bonds.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Bond Principal Balances of the Bonds, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Bond Principal Balances of the Bonds.

      Section 10.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      Section 10.03 Acts of Bondholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

      (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

      (c) The ownership of Bonds shall be proved by the Bond Registrar.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

      Section 10.04 Notices etc., to Indenture Trustee Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Bondholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Bondholders to the Issuer; or

                  (ii) the Issuer by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Impac CMB Trust Series 2004-6, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19990- 0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Bondholders to the Indenture Trustee; or

                  (iii) the Bond Insurer by the Issuer, the Indenture Trustee or by any Bondholders shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer Asset-Backed Securities Group,
      Telephone: (212) 208-3394, Telecopier: (212) 363-1459. The Bond Insurer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Bondholders to the Issuer or Indenture Trustee, as the case may be.

      Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

      Section 10.05 Notices to Bondholders; Waiver. Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Bondholder affected by such event, at such Person's address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

      Section 10.06 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

      The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

      Section 10.07 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

      Section 10.08 Successors and Assigns. All covenants and agreements in this Indenture and the Bonds by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

      Section 10.09 Separability. In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 10.10 [Reserved].

      Section 10.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      Section 10.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 10.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Bondholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

      Section 10.15 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

      Section 10.16 No Petition. The Indenture Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents.

      Section 10.17 Inspection. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                   ARTICLE XI

                   Certain Matters Regarding the Bond Insurer

      Section 11.01 Rights of the Bond Insurer to Exercise the Rights of the Class 2-A Bonds. By accepting its Bond, each Class 2-A Bondholder agrees that unless an Bond Insurer Default exists, the Bond Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Class 2-A Bondholders under this Indenture without any further consent of the Class 2-A Bondholders.

      Section 11.02 Claims Upon the Bond Insurance Policy; Insurance Account.
(a) If, on the Business Day next succeeding the Determination Date, the Master Servicer determines that (i) the funds that will be on deposit in the Payment Account on the third Business Day prior to the related Payment Date, to the extent payable to the Class 2-A Bondholders pursuant to Section 3.05, are insufficient to pay the Accrued Bond Interest on the Class 2-A Bonds for such Payment Date, net of any Prepayment Interest Shortfalls, Relief Act Shortfalls or Basis Risk Shortfalls allocated to the Class 2-A Bonds, (ii) the principal portion of any Realized Loss is allocated to the Class 2-A Bonds on such Payment Date or (iii) the funds available in connection with an optional redemption of the Bonds pursuant to Section 8.07 or on the Final Scheduled Payment Date will be insufficient to reduce the Bond Principal Balance of the Class 2-A Bonds to zero, the Master Servicer shall deliver to the Indenture Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Indenture Trustee to draw on the Bond Insurance Policy and stating the amount to be drawn and stating the Insured Amount for the Class 2-A Bonds, and the Indenture Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the Bond Insurance Policy, to the Bond Insurer at or before 12:00 noon, New York City time, on the Business Day prior to such Payment Date. If, subsequent to such notice, and prior to payment by the Bond Insurer pursuant to such notice, additional amounts are deposited in the Payment Account, the Indenture Trustee shall reasonably promptly notify the Bond Insurer and withdraw the notice or reduce the amount claimed, as appropriate.

      (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Class 2-A Bonds and the Bond Insurer referred to herein as the "Insurance Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid to it under the Bond Insurance Policy in the Insurance Account and distribute such amount only for purposes of payment to Holders of Class 2-A Bonds of the Insured Amount for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Trust Estate. Amounts paid under the Bond Insurance Policy shall be transferred to the Payment Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Holders of Class 2-A Bonds in accordance with Section 3.05 or Section 8.04, as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Amount with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class 2-A Bonds to be paid from funds transferred from the Insurance Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Bonds and Certificates pursuant to Section 3.25. Funds held in the Insurance Account shall not be invested by the Master Servicer.

      On any Payment Date with respect to which a claim has been made under the Bond Insurance Policy, the amount of any funds received by the Indenture Trustee as a result of any claim under the Bond Insurance Policy, to the extent required to pay the Insured Amount on such Payment Date, shall be withdrawn by the Indenture Trustee from the Insurance Account and deposited in the Payment Account and applied by the Indenture Trustee, together with the other funds to be distributed to the Class 2-A Bondholders pursuant to Section 3.05, directly to the payment in full of the Insured Amount due on the Class 2-A Bonds. Any funds remaining in the Insurance Account on the first Business Day following a Payment Date shall be remitted by the Indenture Trustee to the Bond Insurer, pursuant to the written instructions of the Bond Insurer, by the end of such Business Day.

      (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the Insurance Account in respect of any Class 2-A Bond from moneys received by the Indenture Trustee under the Bond Insurance Policy. The Bond Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior written notice to the Indenture Trustee.

      Section 11.03 Effect of Payments by the Bond Insurer; Subrogation. Anything herein to the contrary notwithstanding, for purposes of this Section 11.03, any payment with respect to principal of or interest on the Class 2-A Bonds which is made with monies received pursuant to the terms of the Bond Insurance Policy shall not be considered payment of the Class 2-A Bonds from the Trust Estate. The Master Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Class 2-A Bond agrees, that without the need for any further action on the part of the Bond Insurer, the Master Servicer, the Indenture Trustee or the Certificate Registrar, to the extent the Bond Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class 2-A Bonds to the Holders of such Bonds, the Bond Insurer will be fully subrogated to, and each Class 2-A Bondholder and the Indenture Trustee hereby delegate and assign to the Bond Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Estate; provided that the Bond Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

      The Indenture Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Bond Insurer for action to preserve or enforce the Bond Insurer's rights or interests under this Indenture without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

      Section 11.04 Notices and Information to the Bond Insurer. All notices, statements, reports, certificates or opinions required by this Indenture to be sent or made available to any other party hereto or to the Bondholders or Certificateholders shall also be sent or made available to the Bond Insurer.

      Section 11.05 Trustee to Hold Bond Insurance Policy. The Indenture Trustee will hold the Bond Insurance Policy in trust as agent for the Class 2-A Bondholders for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Bond Insurance Policy, nor the amounts paid on the Bond Insurance Policy will constitute part of the Trust Estate. Each Class 2-A Bondholder, by accepting its Bond, appoints the Indenture Trustee as attorney-in-fact for the purpose of making claims on the Bond Insurance Policy. The Indenture Trustee shall surrender the Bond Insurance Policy to the Bond Insurer for cancellation upon the expiration of the term of the Bond Insurance Policy as provided in the Bond Insurance Policy following the retirement of the Class 2-A Bonds.

      IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        IMPAC CMB TRUST SERIES 2004-6, as
                                        Issuer
                                        Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


                                        By: /s/ Janel R. Havrilla
                                            ------------------------------------
                                        Name:  Janel R. Havrilla
                                        Title: Financial Services Officer


                                        WELLS FARGO BANK, N.A., as Indenture
                                        Trustee

                                        By: /s/ Sandra Whalen
                                            ------------------------------------
                                        Name:  Sandra Whalen
                                        Title: Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On this 29th day of June, 2004, before me personally appeared _____________ to me known, who being by me duly sworn, did depose and say, that she/he is a ___________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                Notary Public


                                                ---------------------------
                                                NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF DELAWARE         )
                          ) ss.:
COUNTY OF NEW CASTLE      )

      On this 29th day of June, 2004, before me personally appeared _______________ to me known, who being by me duly sworn, did depose and say, that she/he is a ___________ of the Owner Trustee, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                Notary Public


                                                ---------------------------
                                                NOTARY PUBLIC

[NOTARIAL SEAL]

                                   EXHIBIT A-1

                           FORM OF CLASS [_-A-_] BONDS

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AND THE BOND INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-1-1

                          IMPAC CMB TRUST SERIES 2004-6
                        COLLATERALIZED ASSET-BACKED BONDS
                                  CLASS [_-A-_]

AGGREGATE [BOND PRINCIPAL                          BOND INTEREST
BALANCE][NOTIONAL AMOUNT]:                         RATE: [Adjustable Rate][___%]
$[      ]

INITIAL [BOND PRINCIPAL                            BOND NO. 1
BALANCE][NOTIONAL AMOUNT] OF THIS
BOND: $[      ]

PERCENTAGE INTEREST: 100%                          CUSIP NO. [     ]

      Impac CMB Trust Series 2004-6 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2003 and ending on or before the Payment Date occurring in _____________ (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

      This Bond is one of a duly authorized issue of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-6 (the "Bonds"), issued under an Indenture dated as of June 29, 2004 (the "Indenture"), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      [Ambac Assurance Corporation (the "Bond Insurer"), in consideration of the payment of the premium and subject to the terms of the certificate guaranty insurance policy (the "Bond Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Amount with respect to the Class 2-A Bonds with respect to each Payment Date. Such Bond Insurance Policy will not cover any Prepayment Interest Shortfalls, Relief Act Shortfalls or Basis Risk Shortfall Carry- Forward Amount.]

      Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal


                                      A-1-2
and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.

      The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class [_-A-_] Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

      All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

      The Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date and the aggregate amount deposited into the Group 1 Pre-Funding Account and Group 2 Pre-Funding Account on the Closing Date and (ii) the Payment Date in July 2014.

      The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class [_-A-_] Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, IMH Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class [_-A-_] Bonds pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

      Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All [scheduled] reductions in the principal amount of a Bond (or one or more predecessor Bonds) [effected by payments of principal made on any Payment Date] shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust


                                      A-1-3

Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

      Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.

      If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs [prior to the payment of the entire unpaid Bond Principal Balance of the Bonds], the amount payable to the Holder of this Bond will be equal to the [sum of the unpaid Bond Principal Balance of the Bonds, together with] accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of [principal of and] interest on the Bonds as if they had not been declared due and payable.

      The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

      The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Bonds are rated investment grade or better and such person agrees to treat them as indebtedness for federal income tax purposes. Alternatively, regardless of the rating of such Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Depositor, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Depositor, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

      [Pursuant to the Indenture, unless a Bond Insurer Default (as defined in the Indenture) exists (i) the Bond Insurer shall be deemed to be the holder of the Class 2-A Bonds for certain purposes specified in the Indenture (other than with respect to payment on the Class 2-A Bonds), and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction, or with the consent, of the Bond Insurer.]


                                      A-1-4

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

      Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

      Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

      Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

      AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-1-5

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June 29, 2004

                                      IMPAC CMB TRUST SERIES 2004-6

                                      BY:  WILMINGTON TRUST COMPANY, not in
                                      its individual capacity but solely in its
                                      capacity as Owner Trustee


                                      By:
                                          --------------------------------------
                                      Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class [_-A-_] Bonds referred to in the within-mentioned Indenture.


WELLS FARGO BANK, N.A., as Indenture Trustee


By:
    -----------------------------------
    Authorized Signatory


                                      A-1-6

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM          --      as tenants in common

        TEN ENT          --      as tenants by the entireties

        JT TEN           --      as joint tenants with right of survivorship and
                                 not as tenants in common

   UNIF GIFT MIN ACT     --      __________ Custodian


                                 --------------------------------
                                   (Cust)               (Minor)

                                 under Uniform Gifts to Minor Act

                                 --------------------------------
                                                        (State)

     Additional abbreviations may also be used though not in the above list.


                                      A-1-7

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:

       ------------------------------------------------------------------

       ------------------------------------------------------------------

       ------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________          ________________________

Signature Guaranteed by _________________________________

      NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-1-8

                                   EXHIBIT A-2

                          FORM OF CLASS M-[_]-[_] BONDS

THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS [_-A-_] BONDS [AND CLASS M-[_]-[_] BONDS] AS DESCRIBED IN THE INDENTURE.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-2-1

                          IMPAC CMB TRUST SERIES 2004-6
                        COLLATERALIZED ASSET-BACKED BONDS
                                 CLASS M-[_]-[_]

AGGREGATE BOND PRINCIPAL                              BOND INTEREST
BALANCE:                                              RATE: [       %]
$[       ]

INITIAL BOND PRINCIPAL                                BOND NO. 1
BALANCE OF THIS BOND: $[       ]

PERCENTAGE INTEREST: 100%                             CUSIP NO. [       ]

      Impac CMB Trust Series 2004-6 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ ($___________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2003 and ending on or before the Payment Date occurring in _____________ (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

      This Bond is one of a duly authorized issue of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-6 (the "Bonds"), issued under an Indenture dated as of June 29, 2004 (the "Indenture"), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.

      The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class M-[_]-[_] Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

      All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.


                                      A-2-2

      The Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 20% of aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date and the aggregate amount deposited into the Group 1 Pre-Funding Account and Group 2 Pre-Funding Account on the Closing Date and (ii) the Payment Date in July 2014.

      The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class M- [_]-[_] Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, IMH Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-[_]-[_] Bonds pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

      Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

      Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.

      If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to the sum of the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise


                                      A-2-3
shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

      The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

      Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

      Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

      Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                                      A-2-4

      AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-2-5

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June 29, 2004

                                         IMPAC CMB TRUST SERIES 2004-6

                                         BY:  WILMINGTON TRUST COMPANY, not in
                                              its individual capacity but solely
                                              in its capacity as Owner Trustee

                                         By:
                                             -----------------------------------
                                             Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class M-[_]-[_] Bonds referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Indenture Trustee

By:
    ---------------------------------
    Authorized Signatory


                                      A-2-6

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM         --      as tenants in common

        TEN ENT         --      as tenants by the entireties

        JT TEN          --      as joint tenants with right of survivorship and
                                not as tenants in common

   UNIF GIFT MIN ACT    --      __________ Custodian


                                --------------------------------
                                   (Cust)               (Minor)

                                under Uniform Gifts to Minor Act

                                --------------------------------
                                                        (State)

     Additional abbreviations may also be used though not inthe above list.


                                      A-2-7

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:

       ------------------------------------------------------------------

       ------------------------------------------------------------------

       ------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)

_______________________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________            ______________________________

Signature Guaranteed by ______________________________________

      NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-2-8

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                (Filed Manually)

(In accordance with Rule 202 of Regulation S-T, this Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                    EXHIBIT D

                              DERIVATIVE CONTRACTS

                             (Provided Upon Request)

                                    EXHIBIT D

                        SPECIAL CERTIFICATE CAP CONTRACT

                             (Provided Upon Request)

                                    EXHIBIT E

                FORM OF GROUP [_] SUBSEQUENT TRANSFER INSTRUMENT

      Pursuant to this Group [_] Subsequent Transfer Instrument, dated [_______________] (the "Instrument"), between IMH Assets Corp. as Seller (the "Company"), and Wells Fargo Bank, N.A. as indenture trustee of the IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-6, as purchaser (the "Indenture Trustee"), on behalf of Impac CMB Trust Series 2004-6 (the "Issuer"), as purchaser, and pursuant to the Indenture, dated as of June 29, 2004 (the "Indenture"), between the Issuer and the Indenture Trustee, as indenture trustee, the Company and the Indenture Trustee agree to the sale by the Company and the purchase by the Indenture Trustee in trust, on behalf of the Trust, of the Group [_] Subsequent Mortgage Loans on the attached Schedule 1 of Mortgage Loans (the "Group [_] Subsequent Mortgage Loans").

      Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Indenture.

            Section 1. Conveyance of Group [_] Subsequent Mortgage Loans; Acceptance of Mortgage Loans by the Indenture Trustee.

            (a) The Company does hereby sell, transfer, assign, set over and convey to the Indenture Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Group [_] Subsequent Mortgage Loans, including all amounts due on the Group [_] Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Group [_] Subsequent Mortgage Loans to be delivered pursuant to
Section 2.05 of the Indenture; provided, however that the Company reserves and retains all right, title and interest in and to amounts due on the Group [_] Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Company, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee (or the Custodian) each item set forth in, and as provided, in Section 2.05 of the Indenture. The transfer to the Indenture Trustee by the Company of the Group [_] Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Master Servicer, the Indenture Trustee, the Bondholders to constitute and to be treated as a sale by the Company to the Trust Fund.

            (b) The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Indenture Trustee without recourse for the benefit of the Bondholders all the right, title and interest of the Company, in, to and under the Group [_] Subsequent Mortgage Loan Purchase Agreement, dated [_______________], between the Company, as purchaser, and Impac Mortgage Holdings, Inc., as seller (the "Purchase Agreement").

            (c) The Custodian as agent for the Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described in Section 2.03 of the Indenture, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Group [_] Subsequent Mortgage Loan Purchase Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Bonds.

            (d) Additional terms of the sale are set forth on Attachment A hereto.

            Section 2. Representations and Warranties; Conditions Precedent.

            (a) The Company hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.05 of the Indenture are satisfied as of the date hereof.

            (b) All terms and conditions of the Indenture are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Indenture.

            Section 3. Recordation of Instrument.

            To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Bondholders' expense on direction of the related Bondholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Bondholders or is necessary for the administration or servicing of the Group [_] Subsequent Mortgage Loans.

            Section 4. Governing Law.

            This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

            Section 5. Counterparts.

            This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

            Section 6. Successors and Assigns.

            This Instrument shall inure to the benefit of and be binding upon the Company, the Custodian and the Indenture Trustee and their respective successors and assigns.

IMH ASSETS CORP.


By:
    ----------------------------
Name:
Title:


WELLS FARGO BANK, N.A.,
not in its individual capacity
but solely as Indenture Trustee for the Trust.


By:
    ----------------------------
Name:
Title: